As filed with the Securities and Exchange Commission on February 14, 2025
Securities Act File No. 033‑52272
Investment Company Act File No. 811‑07170
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre‑Effective Amendment No.	[ ]
Post-Effective Amendment No. 118	[X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 125	[X]
TCW FUNDS, INC.
(Registrant Exact Name as Specified in Charter)
515 South Flower Street
Los Angeles, CA 90071
(Address of Principal Executive Offices (Number, Street, City, State and Zip Code))
Registrant’s Telephone Number, including Area Code: 1 (213) 244‑0000
Peter Davidson, Esq.
Vice President and Secretary
515 South Flower Street
Los Angeles, CA 90071
(Name and Address (Number, Street, City, State and Zip Code) of Agent for Service)
It is proposed that this filing will become effective (check appropriate box):
[  ] immediately upon filing pursuant to paragraph (b)
[X] on February 18, 2025 pursuant to paragraph (b)
[  ] 60 days after filing pursuant to paragraph (a)(1)
[  ] on (date) pursuant to paragraph (a)(1)
[  ] 75 days after filing pursuant to paragraph (a)(2)
[  ] on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
[  ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Please send a copy of communications to:
David A. Hearth, Esq.
Paul Hastings LLP
101 California Street, 48th Floor
San Francisco, CA 94111

FEBRUARY 18

PROSPECTUS

INTERNATIONAL FUND
TCW White Oak Emerging Markets Equity Fund
(Class I: TWOEX; Class N: TWEMX)

This Prospectus tells you about the Class I and Class N of one of the separate investment funds (“the “Fund”) offered by TCW Funds, Inc., each of which has different investment objectives and policies that are designed to meet different investment goals. Please read this document carefully before investing and keep it for future reference. As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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TCW White Oak Emerging Markets Equity Fund

Investment Objective
The Fund’s investment objective is to seek to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay additional fees or commissions to broker-dealers or other financial intermediaries for the purchase of Class I shares of the Fund, which are not reflected in the table below.
Shareholder Fees (Fees paid directly from your investment)
None.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	I	N
Management Fees	0.90%	0.90%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses[1]	0.26%	0.26%
Total Annual Fund Operating Expenses	1.16%	1.41%
Fee Waiver and/or Expense Reimbursement[2]	0.18%	0.18%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.98%	1.23%

[1]	Other Expenses are based on estimates for the current fiscal year.

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The Fund’s investment advisor, TCW Investment Management Company LLC (the “Advisor”), has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 0.98% of average daily net assets with respect to Class I shares, and 1.23% of average daily net assets with respect to Class N shares. The Advisor may recoup reduced fees and expenses within three years of the waiver or reimbursement, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2026 and before that date, the investment advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Fund’s investment advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board of Directors’ approval, extend or modify that arrangement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost of investing in the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only (through March 1, 2026). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years
I	$100	$317
N	$126	$397
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not yet commenced operations, no portfolio turnover figures are available.

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Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity and equity-related transferable securities that provide exposure to companies that are domiciled in, or that derive a predominant proportion of their value from, emerging market countries. Equity and equity-related transferable securities consist of common stocks, preferred stocks, warrants or any other instruments whose price is linked to the value of common stock, such as convertible bonds, depositary receipts, exchange-traded funds (“ETFs”) and equity derivatives. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change.
The portfolio managers select investments by choosing companies that the portfolio managers believe have intrinsic value opportunities as compared to their market price. Potential investments are assessed by using a bottom‑up stock selection approach that includes a fundamental analysis of a company’s financial statements, management record, capital structure, operations, and competitive positioning within its industry.
The Fund is not subject to any limits on the market capitalization of securities in which it may invest. The Fund may invest in IPOs (initial public offerings) and other primary issuances like rights or bonus issues. A bonus issue is an offer of free additional shares to existing shareholders. The Fund may invest up to 10% of its net assets in equity index futures of emerging market countries or ETFs for efficient portfolio management purposes, i.e., to manage purchases, redemptions and fund liquidity. The Fund may also invest in cash or cash equivalents, including the derivative instruments described below.
In order to assess a company’s or other issuer’s substantial ties to an emerging market country, the Fund primarily uses one or more of the following criteria: whether (i) at least 50% of the company’s assets are located in emerging market countries; (ii) at least 50% of the company’s revenue is generated in emerging market countries; (iii) the company is organized, conducts its principal operations, or maintains its principal place of business or principal manufacturing facilities in an emerging market country; (iv) the company’s securities are traded principally in an emerging market country; or (v) the Fund’s portfolio managers otherwise believe that the company’s enterprise value is exposed to the economic fortunes and risks of emerging market countries (because, for example, the Fund’s portfolio managers believe that the company’s growth is substantially dependent on emerging market countries). The Fund also considers classifications by the World Bank, the International Finance Corporation, the International Monetary Fund and the Fund’s benchmark index, the MSCI Emerging Markets Index, in determining whether a country is an emerging market country. Emerging market countries generally include every country in the world except the U.S., Canada, Japan, Australia, New Zealand, and most of the countries in Western Europe. From time to time, the Fund may focus its investments in a particular country or geographic region, including China and/or India.
The Fund may invest in other investment companies, including U.S. or foreign investment companies and ETFs, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may invest in equity securities of real estate investment trusts (“REITs”), which are pooled investment vehicles that typically invest directly in real estate, mortgages and/or loans collateralized by real estate. The Fund may also invest in depositary receipts, including American, European, Global and Indian Depositary Receipts of emerging markets companies or issuers.
The Fund may invest up to 10% of its net assets in derivatives, in particular futures, for hedging, risk reduction and non‑speculative purposes. Futures are agreements to buy or sell a fixed amount of a security or currency at a fixed date in the future. The Fund may also invest in participatory notes (“P‑notes”), which are a type of derivative instrument used by foreign investors to access Indian capital markets and recognized by Securities and Exchange Board of India (“SEBI”). P‑notes are issued by registered foreign portfolio investors (FPIs) to overseas investors that wish to be a part of the Indian stock market without going through the elaborate registration process with SEBI. P‑notes are among a group of investments considered to be Offshore Derivative Investments (ODIs). The Fund uses P‑notes selectively and typically as a means of obtaining adequate allocations to oversubscribed IPOs.
Portfolio securities and other instruments may be sold for a number of reasons, including when the portfolio managers believe that (i) an individual security or instrument has reached its sell target, (ii) there has been a deterioration in the credit fundamentals of an issuer, (iii) there are negative macroeconomic or geopolitical considerations that may affect an issuer, (iv) another security or instrument may offer a better investment opportunity, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.

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The Fund is non‑diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks of the Fund are:

•	new fund risk: the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods as a result of changes in a company’s financial condition or in overall market, economic or political conditions.

•	market and geopolitical events risk: the risk that the increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	foreign currency risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies, in securities that are denominated, trade, and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies.

•	emerging market country risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	country/regional risk: the risk that, because the Fund may from time to time focus its investments in a particular country or geographic region, an investment in the Fund may entail greater risk than an investment in a fund that does not focus its investments in a single or region, because these securities may be more sensitive to adverse social, political, economic or regulatory developments affecting that country or region. As a result, events affecting a single or small number of countries may have a significant and potentially adverse impact on the Fund’s investments, and the Fund’s performance may be more volatile than that of funds that invest globally. The Fund may focus its investments in China.

•	risks associated with China: the risk that, because the Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations, changes in these policies could adversely impact affected industries or companies in China. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles.

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•	risks associated with India: the risks associated with investing in Indian issuers, including that actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the Indian economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China. Indian securities may be subject to a short-term capital gains tax in India on gains realized upon disposition of securities lots held less than one year. The Fund accrues for this potential expense, which reduces its net asset values. For further information regarding this tax, please see “Distributions and Taxes”.

•	preferred stock risk: the risk that, although preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.

•	depositary receipts risk: the risk that, although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•	other investment company risk: the risk that investments by the Fund in the shares of other investment companies, including U.S. or foreign investment companies, ETFs and certain REITs, are subject to the risks associated with such investment companies’ portfolio securities. Accordingly, the Fund’s investment in shares of another investment company will fluctuate based on the performance of such investment company’s portfolio securities. Further, Fund shareholders will indirectly bear a proportionate share of the expenses of any investment company in which the Fund invests, in addition to paying the Fund’s expenses.

•	REIT risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory, and other factors affecting the real estate industry and/or the local or regional real estate markets and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying industries and sectors. REITs may be negatively impacted by factors generally affecting the value of real estate and the earnings of companies engaged in the real estate industry as well as factors that specifically relate to the structure and operations of REITs, including heavy cash flow dependency, self-liquidation, the possibility of failing to qualify for tax‑free “pass-through” of income under the federal tax law and the use of leverage. REITs that invest in mortgages or mortgage-backed securities may also be indirectly subject to various risks associated with those investments, including, but not limited to, credit risk, interest rate risk, leverage risk and prepayment risk.

•	liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the investment advisor, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	non‑diversification risk: the risk that the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund because a higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

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•	valuation risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	derivatives risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	participatory notes risk: the risk of investing in P‑notes, which, because they represent interests in securities listed on certain foreign exchanges, present similar risks to investing directly in such securities, including foreign investment risk and emerging market country risk. P‑notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments. The purchaser of a P‑note must rely on the creditworthiness of the bank or broker that issues the P‑note. P‑notes do not have the same rights as a shareholder of the underlying foreign security.

•	leverage risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result.

•	counterparty risk: the risk that the other party to a contract, such as a derivatives contract, will not fulfill its contractual obligations.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	cybersecurity risk: the risk that, with the increased use of technology to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the

Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Please see “Principal Risks of the Fund” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Performance
Because the Fund has not yet commenced operations, it has no investment results. Once the Fund has a performance record of at least one year, a bar chart and performance table will be included in this Prospectus. This information will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.TCW.com.
Investment Advisor
TCW Investment Management Company LLC is the investment advisor to the Fund.
The Fund is subadvised by White Oak Capital Partners Pte. Ltd. (“White Oak”).

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Portfolio Managers
The portfolio managers for the Fund are:

Name	Experience with the Fund
Prashant Khemka, Founder and Chief Investment Officer, White Oak	Since inception (February 2025)
Manoj Garg, Founding Member and Director, White Oak	Since inception (February 2025)
Wen Loong Lim, Investment Director, White Oak	Since inception (February 2025)

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Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 8 of this Prospectus.
Summary of Other Important Information Regarding Fund Shares
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day (any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.
You may conduct transactions by mail (TCW Funds, Inc. c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1‑800‑248‑4486. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. You may also purchase, exchange or redeem Fund shares through your dealer or financial advisor.
Purchase Minimums for All Share Classes

Share Class and Type of Account	Minimum Initial Investment	Subsequent Investments
Class I & Class N Regular Account	$2,000	$250
Class I & Class N Individual/Retirement Account	$500	$250
A broker-dealer or other financial intermediary may require a higher minimum initial investment, or may aggregate or combine accounts in order to allow its customers to apply a lower minimum investment.
Tax Information
Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax‑deferred arrangements may be taxed later upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
Principal Investment Strategies of the Fund
The Fund’s investment objective is to seek to provide long-term capital appreciation.
Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity and equity-related transferable securities that provide exposure to companies that are domiciled in, or that derive a predominant proportion of their value from, emerging market countries. Equity and equity-related transferable securities consist of common stocks, preferred stocks, warrants or any other instruments whose price is linked to the value of common stock, such as convertible bonds, depositary receipts, exchange-traded funds (“ETFs”) and equity derivatives. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change.
The portfolio managers select investments by choosing companies that the portfolio managers believe have intrinsic value opportunities as compared to their market price. Potential investments are assessed by using a bottom‑up stock selection approach that includes a fundamental analysis of a company’s financial statements, management record, capital structure, operations, and competitive positioning within its industry.

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The Fund is not subject to any limits on the market capitalization of securities in which it may invest. The Fund may invest in IPOs (initial public offerings) and other primary issuances like rights or bonus issues. A bonus issue is an offer of free additional shares to existing shareholders. The Fund may invest up to 10% of its net assets in equity index futures of emerging market countries or ETFs for efficient portfolio management purposes, i.e., to manage purchases, redemptions and fund liquidity. The Fund may also invest in cash or cash equivalents, including the derivative instruments described below.
In order to assess a company’s or other issuer’s substantial ties to an emerging market country, the Fund primarily uses one or more of the following criteria: whether (i) at least 50% of the company’s assets are located in emerging market countries; (ii) at least 50% of the company’s revenue is generated in emerging market countries; (iii) the company is organized, conducts its principal operations, or maintains its principal place of business or principal manufacturing facilities in an emerging market country; (iv) the company’s securities are traded principally in an emerging market country; or (v) the Fund’s portfolio managers otherwise believe that the company’s assets are exposed to the economic fortunes and risks of emerging market countries (because, for example, the Fund’s portfolio managers believe that the company’s growth is substantially dependent on emerging market countries). The Fund also considers classifications by the World Bank, the International Finance Corporation, the International Monetary Fund and the Fund’s benchmark index, the MSCI Emerging Markets Index, in determining whether a country is an emerging market country. Emerging market countries generally include every country in the world except the U.S., Canada, Japan, Australia, New Zealand, and most of the countries in Western Europe. From time to time, the Fund may focus its investments in a particular country or geographic region, including China and/or India.
The Fund may invest in other investment companies, including U.S. or foreign investment companies and ETFs, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may invest in equity securities of real estate investment trusts (“REITs”), which are pooled investment vehicles that typically invest directly in real estate, mortgages and/or loans collateralized by real estate. The Fund may also invest in depositary receipts, including American, European, Global and Indian Depositary Receipts of emerging markets companies or issuers. Depositary receipts are negotiable certificates representing shares of a foreign company that can be traded on a local stock exchange, allowing an investor to buy shares in a foreign company without directly accessing the foreign market.
The Fund may invest up to 10% of its net assets in derivatives, in particular futures, for hedging, risk reduction and non‑speculative purposes. Futures are agreements to buy or sell a fixed amount of a security or currency at a fixed date in the future. The Fund may also invest in participatory notes (“P‑notes”), which are a type of derivative instrument used by foreign investors to access Indian capital markets and recognized by Securities and Exchange Board of India (“SEBI”). P‑notes are issued by registered foreign portfolio investors (FPIs) to overseas investors that wish to be a part of the Indian stock market without going through the elaborate registration process with SEBI. P‑notes are among a group of investments considered to be Offshore Derivative Investments (ODIs). The Fund uses P‑notes selectively and typically as a means of obtaining adequate allocations to oversubscribed IPOs.
Portfolio securities and other instruments may be sold for a number of reasons, including when the portfolio managers believe that (i) an individual security or instrument has reached its sell target, (ii) there has been a deterioration in the credit fundamentals of an issuer, (iii) there are negative macroeconomic or geopolitical considerations that may affect an issuer, (iv) another security or instrument may offer a better investment opportunity, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.
Principal Risks of the Fund
The Fund is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions TCW Investment Management Company LLC (the “Advisor”) makes with respect to the investments of the Fund will not accomplish what they were designed to achieve or that the investments will have disappointing performance.
Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment has the potential to earn for you — and the more you can lose. Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up.

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The Fund may engage in defensive investing, which is a deliberate, temporary shift in portfolio strategy that may be undertaken when markets start behaving in volatile or unusual ways. The Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of U.S. or foreign governments, certificates of deposit, bankers’ acceptances, high-grade commercial paper, repurchase agreements, money market funds and cash. When the Fund has invested defensively in low risk, low return securities, it may not achieve its investment objective. References to minimum credit ratings or quality for securities apply to the time of investment.
Your investment in the Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person. You can lose money by investing in the Fund. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.
The following disclosure summarizes the principal risks of investing in the Fund. Your investment may be subject (in varying degrees) to these risks as well as other risks. The Fund may be more susceptible to some of these risks than others.
Counterparty Risk
Counterparty risk refers to the risk that the other party to a contract, such as individually negotiated or over‑the‑counter derivatives (e.g., swap agreements that are not centrally cleared and participations in loan obligations), will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund or cause the Fund to experience delays in recovering its assets.
Country/Regional Risk
The Fund may invest a significant portion of its total net assets in the securities of issuers located in a single country. An investment in the Fund therefore may entail greater risk than an investment in a fund that does not concentrate its investments in a single or small number of countries because these securities may be more sensitive to adverse social, political, economic or regulatory developments affecting that country or countries. As a result, events affecting a single or small number of countries may have a significant and potentially adverse impact on the Fund’s investments, and the Fund’s performance may be more volatile than that of funds that invest globally. The Fund may concentrate its investments in China and/or India.
Cybersecurity Risk
The use of technology is prevalent in the course of business and, as a result, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity could result from intentional or unintentional cyber events from outside threat actors or internal resources that may, among other matters, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking,” malicious software coding, etc.), from multiple sources including outside attacks such as denial‑of‑service attacks (i.e., efforts to make network services unavailable to intended users), or cyber extortion including exfiltration of data held for ransom and/or “ransomware” attacks that renders systems inoperable until ransom is paid or insider actions. In addition, cybersecurity breaches involving the Fund’s third-party service providers (including but not limited to investment advisers, administrators, transfer agents, custodians, vendors, suppliers, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cybersecurity breaches or extortion of company data. Moreover, cybersecurity breaches involving trading counterparties or issuers in which the Fund invests could adversely impact these counterparties or issuers and cause the Fund’s investment to lose value.
Cybersecurity failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cybersecurity risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to seek to prevent cybersecurity incidents in the future.

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Like with operational risk in general, the Fund has established business continuity plans and other systems designed to reduce the risks associated with cybersecurity. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may be unknown or emerge in the future. As such, there is no guarantee that these efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers in which the Fund may invest, trading counterparties or third-party service providers to the Fund. These entities may have experienced cybersecurity attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of these attacks will be successful. There is also a risk that cybersecurity breaches may not be detected, or may not be detected for a meaningful period of time. The Fund and its shareholders may suffer losses as a result of a cybersecurity breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.
Depositary Receipts Risk
Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Derivatives Risk
The Fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying instrument, such as a currency, security, commodity, interest rate or index. Derivatives include, among other things, swap agreements, options, forwards and futures. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying instrument, credit risk with respect to the counterparty, risk of loss due to changes in interest rates, management risk and liquidity risk.
The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying instrument. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate perfectly with the underlying asset, reference rate or index. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to counterparty risk and liquidity risk. Investments in derivatives that are negotiated over‑the‑counter with a single counterparty are subject to credit risks related to the counterparty’s ability to perform its obligations and the further risk that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities and commodities may experience periods of illiquidity, which could cause a portfolio to hold an investment it might otherwise sell or to sell an investment it otherwise might hold at inopportune times or for prices that do not reflect current market value. The Advisor might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to the Fund’s portfolio.
Additionally, some derivatives can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities. The investment of the Fund’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund, thus exaggerating any increase or decrease the derivatives may cause in the net asset value of the Fund.
Other risks in using derivatives include the risk of mispricing or improper valuation. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, the Fund’s use of derivatives (including covered call options) may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.
By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.
Derivatives, such as swaps, forward contracts and non‑deliverable forward contracts, are subject to regulation under the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and other laws or regulations in Europe and other foreign jurisdictions. Under the Dodd-Frank Act, certain derivatives have become subject to new and increased margin requirements, which in some cases has increased the costs to the Fund of trading derivatives.

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Emerging Market Country Risk
The risks described under “Principal Risks — Foreign Investing Risk” also apply to emerging market securities, and the risks of investing in emerging market countries tend to be greater as compared to the risks of investing in more developed countries.
The Fund invests in emerging and developing market countries. Investing in emerging and developing market countries involves substantial risk due to, among other factors, higher brokerage costs in certain countries; different accounting standards; thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less publicly available information about issuers in emerging markets than is available about issuers in more developed capital markets.
Political and economic structures in some emerging and developing market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of developed countries. Some of these countries have in the past failed to recognize private property rights and have nationalized or expropriated the assets of private companies.
The securities markets of emerging and developing market countries can be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. and other developed nations. The limited size of many securities markets in emerging and developing market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.
Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Fund. The Fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, emerging and developing market countries’ exchanges and broker-dealers are generally subject to less regulation than their counterparts in developed countries. Brokerage commissions, custodial expenses and other transaction costs are generally higher in emerging and developing market countries than in developed countries. As a result, funds that invest in emerging and developing market countries generally have operating expenses that are higher than funds investing in other securities markets.
Some emerging and developing market countries have a greater degree of economic, political and social instability than the U.S. and other developed countries. Such social, political and economic instability could disrupt the financial markets in which the Fund invests and adversely affect the value of its investment portfolio. Economies in emerging and developing market countries may also be more susceptible to natural and man‑made disasters, such as earthquakes, tsunamis, terrorist attacks, or adverse changes in climate or weather. In addition, many emerging and developing market countries with less established health care systems have experienced outbreaks of pandemic or contagious diseases from time to time, including, but not limited to, coronavirus, Ebola, Zika, avian flu, severe acute respiratory syndrome, and Middle East Respiratory Syndrome. The risks of such phenomena and resulting social, political, economic and environmental damage cannot be quantified. These events can exacerbate market volatility as well as impair economic activity, which can have both short- and immediate-term effects on the valuations of the companies and issuers in which the Fund invests.
Currencies of emerging and developing market countries experience devaluations relative to the U.S. dollar from time to time. A devaluation of the currency in which investment portfolio securities are denominated will negatively impact the value of those securities in U.S. dollar terms. Emerging and developing market countries have and may in the future impose foreign currency controls and repatriation controls.
Among other risks of investing in emerging and developing market countries are the variable quality and reliability of financial information and related audits of companies. In some cases, financial information and related audits can be unreliable and not subject to verification. Auditing firms in some of these markets are not subject to independent

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inspection or oversight of audit quality. This can result in investment decisions being made based on flawed or misleading information. Additionally, investors may have substantial difficulties in bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.
Any of these factors may adversely affect the Fund’s performance or the Fund’s ability to pursue its investment objective.
Equity Risk
Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Currency Risk
The Fund invests in foreign (non‑U.S.) currencies or in foreign securities that are denominated, trade, and/or receive revenues in foreign currencies and is subject to the risk that those foreign currencies will decline in value relative to the U.S. dollar. In the case of currency hedging positions, the Fund is subject to the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly and unpredictably. As a result, the Fund’s investments in foreign currencies, in foreign securities that are denominated, trade, and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies may reduce the returns of the Fund.
Foreign Investing Risk
Investments in foreign securities may involve greater risks than investing in U.S. securities. As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than U.S. markets. Investments in foreign securities generally involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as additional taxes imposed by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Fund. U.S. regulators may be unable to enforce a company’s regulatory obligations. Political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments are other potential risks that could impact an investment in a foreign security. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund’s portfolio.
The European financial markets have continued to experience volatility because of concerns about economic downturns and about high and rising government debt levels of several countries in the European Union (the “EU”) and Europe generally. These events have adversely affected the exchange rate of the Euro and the European securities markets, and may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments. Responses to the financial problems by EU governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
On January 31, 2020, the United Kingdom (“U.K.”) officially withdrew from the EU (a process now commonly referred to as “Brexit”). Certain aspects of the relationship between the U.K. and EU remain unresolved and subject to further negotiation and agreement. As such, there remains uncertainty as to the scope, nature and terms of the relationship between the U.K. and the EU and the long-term effects and implications of Brexit. The actual and potential consequences of Brexit, and the associated uncertainty, have adversely affected, and for the foreseeable future may continue to adversely affect, economic and market conditions in the U.K., in the EU and its member states and elsewhere, and may also contribute to uncertainty and instability in global financial markets. This uncertainty may, at any stage, adversely affect the Fund and its investments.

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Russia’s invasion of Ukraine in February 2022, the resulting responses by the U.S. and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The U.S. and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the U.S. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Fund’s investments.
Recently, the Israel-Hamas war and armed conflict among other militant groups in the Middle East has resulted in significant loss of life and increased volatility in the region. The ongoing conflicts between Israel, Hamas and other militant groups and the involvement of the United States and other countries could present material uncertainty and risk with respect to the Fund’s performance and ability to achieve its investment objective. The extent and duration of the military action and any market disruptions are impossible to predict, but could be substantial.
Furthermore, the current political climate has intensified concerns about trade tariffs and a potential trade war between the United States and certain foreign countries, including China, Mexico and Canada, among others. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry with a potentially negative impact to the Fund.
In addition, the political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue that has included threats of invasion by China. Political or economic disturbances (including an attempted unification of Taiwan by force), as well as any economic sanctions implemented in response, may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and/or Taiwan would likely have a significant adverse impact on the value of investments in both countries and on economies, markets and individual securities globally, which could negatively affect the value and liquidity of the Fund’s investments.
Issuer Risk
The value of securities held by the Fund may decline for a number of reasons directly related to an issuer, such as changes in the financial condition of the issuer, management performance, financial leverage and reduced demand for the issuer’s goods or services. The amount of dividends paid with respect to equity securities, or the ability of an issuer to make payments in connection with debt securities, may decline for reasons that relate to the issuer, such as changes in an issuer’s financial condition or a decision by the issuer to pay a lower dividend, or for reasons that relate to the broader financial system. In addition, there may be limited public information available for the Advisor to evaluate foreign issuers.
Leverage Risk
Leverage created from certain types of transactions or instruments, such as borrowing, engaging in reverse repurchase agreements, entering into futures contracts or forward currency contracts, engaging in forward commitment transactions and investing in leveraged or unleveraged commodity index-linked notes, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. During periods of adverse market conditions, the use of leverage may cause the Fund to lose more money than would have been the case if leverage was not used.
Liquidity Risk
The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments.
Furthermore, reduced number and capacity of dealers and other counterparties to “make markets” in fixed income securities, in connection with the growth of the fixed income markets, may increase liquidity risk with respect to the Fund’s

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investments in fixed income securities. When there is no willing buyer and investments cannot be readily sold, the Fund may have to sell them at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on Fund performance. These securities may also be difficult to value, and their values may be more volatile because of liquidity risk. Increased Fund redemption activity, which may occur in a rising interest rate environment or for other reasons, may negatively impact Fund performance and increase liquidity risk due to the need of the Fund to sell portfolio securities. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.
The securities of many of the companies with small- and mid‑capitalizations may have less “float” (the number of shares that normally trade) and less interest in the market and therefore are subject to greater liquidity risk.
Market Risk
Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. Returns from the securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).
Instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. In addition, because economies and financial markets throughout the world are increasingly interconnected, the value and liquidity of the Fund’s investments may be negatively affected by economic, financial or political events or other developments in other countries and regions.
Global economies are increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country or region might adversely impact a different country or region. Furthermore, the occurrence of severe weather or geological events, fires, floods, earthquakes, climate change or other natural or man‑made disasters, outbreaks of disease, epidemics and pandemics, malicious acts, cyber-attacks or terrorist acts, among other events, could adversely impact the performance of the Fund. These events may result in, among other consequences, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. These events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by political or economic conditions or events. Moreover, negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations.
Market and Geopolitical Events Risk
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, territorial invasions and global economic sanctions implemented in response, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. In

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addition, the current political climate has intensified concerns about trade tariffs and a potential trade war between the United States and certain foreign countries, including China, Mexico and Canada, among others. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry with a potentially negative impact to the Fund. Furthermore, the novel coronavirus (COVID‑19) global pandemic and the aggressive responses taken by many governments had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment in the Fund, Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.
Non‑Diversification Risk
The Fund is organized as a non‑diversified fund under the 1940 Act, and is not subject to the general limitation that with respect to 75% of a fund’s total assets, it may not invest more than 5% of its total assets in securities of any particular issuer or hold more than 10% of the outstanding voting securities of any particular issuer (in both cases other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies). The Fund, however, remains subject to a diversification requirement under applicable tax laws that is less strict than under the 1940 Act. Because a relatively higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund.
Other Investment Company Risk
The Fund may acquire shares in other investment companies, including U.S. or foreign investment companies, ETFs and certain REITs, to the extent permitted by the 1940 Act. An investment in the shares of another investment company is subject to the risks associated with that investment company’s portfolio securities. Accordingly, the Fund’s investment in shares of other investment companies will fluctuate based on the performance of such investment company’s portfolio securities. As a shareholder of another investment company, the Fund would bear its proportionate share of that investment company’s expenses, including any investment advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing two levels of fees with respect to investments in other investment companies. Other investment companies will have their own investment and valuation policies and procedures, which may vary from those of the Fund. There can be no assurance that the investment objective of any other investment company in which the Fund invests will be achieved.
Participatory Notes Risk
Because participatory notes (“P‑notes”) represent interests in securities listed on certain foreign exchanges, they present similar risks to investing directly in such securities, including foreign investment risk and emerging market country risk – see “Foreign Investing Risk” and “Emerging Market Country Risk” above. P‑notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments. P‑notes also involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. The Fund is subject to the risk that the issuer of the P‑note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the P‑note. While the holder of a P‑note is entitled to receive from the issuing bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. P‑notes are also not traded on exchanges, are privately issued, and may be illiquid. To the extent a P‑note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of P‑notes will equal the value of the underlying value of the equity securities they seek to replicate.
Preferred Stock Risk
Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates.

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Portfolio Management Risk
Portfolio management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that the Fund will achieve its investment objective. The Advisor’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect, and the Advisor may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the securities a portfolio manager chooses may fail to produce the intended result, and you could lose money on your investment in the Fund.
Price Volatility Risk
The value of the Fund’s investment portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. A fund that invests primarily in the equity securities of small- and/or mid‑capitalization companies is generally subject to greater price volatility than mutual funds that primarily invest in large companies.
Different parts of the market and different types of securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or market as a whole.
Prices of most securities tend to be more volatile in the short-term. Therefore, if you trade frequently or redeem in the short-term, you are more likely to incur a loss than an investor who holds investments for the longer-term. The fewer the number of issuers in which the Fund invests, the greater the potential volatility of its portfolio.
REITs Risk
REITs are pooled investment vehicles that typically invest directly in real estate, mortgages and/or loans collateralized by real estate. The value of the Fund’s investments in REITs may generally be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning or environmental laws and regulations and other government actions such as tax increases and reduced funding for schools, parks, garbage collection or other public services; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; and (viii) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Real estate companies may own a limited number of properties or concentrate their investments in a particular geographic region, industry or property type and may experience a high volume of defaults within a short period.
REITs are subject to a highly technical and complex set of provisions in the Internal Revenue Code of 1986, as amended (the “Code”). It is possible that the Fund may invest in a real estate company, which purports to be a REIT but fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would not qualify for tax‑free “pass-through” of income and would be subject to corporate level taxation, thereby significantly reducing the return to the Fund on its investment in such company. REITs are also subject to heavy cash flow dependency and self-liquidation.
Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.
REITs often do not provide complete tax information to shareholders until after the calendar year‑end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099‑DIV to shareholders of the Fund.

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Risks Associated with China
The Chinese government exercises significant control over China’s economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. For over three decades, the Chinese government has been reforming economic and market practices, providing a larger sphere for private ownership of property, and interfering less with market forces. While currently contributing to growth and prosperity, these reforms could be altered or discontinued at any time. Changes in these policies could adversely impact affected industries or companies in China. In addition, the Chinese government may actively attempt to influence the operation of Chinese markets through currency controls, direct investments, limitations on specific types of transactions (such as short selling), limiting or prohibiting investors (including foreign institutional investors) from selling holdings in Chinese companies, or other similar actions. Such actions could adversely impact the Fund’s ability to achieve its investment objective and could result in the Fund limiting or suspending shareholder redemptions privileges.
Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt the economic development in China. China’s long-running conflict over Taiwan remains unresolved and political tensions with Hong Kong have recently increased, while territorial border disputes persist with several neighboring countries. While economic relations with Japan have deepened, the political relationship between the two countries has become more strained in recent years, which could weaken economic ties. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. The Chinese government also sometimes takes actions intended to increase or decrease the values of Chinese stocks. China’s economy, particularly its export-oriented sectors may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. The current political climate has intensified concerns about trade tariffs and a potential trade war between the United States and certain foreign countries, including China. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry with a potentially negative impact to the Fund.
U.S. governmental orders and sanctions with respect to Chinese military-related companies not only restrict the companies eligible for investment but also may apply to existing holdings and thus force the Fund to sell those holdings at a time the Advisor or the Subadvisor otherwise finds unattractive. In addition, any perceived actions by China to assist Russia in evading sanctions imposed as a result of the Ukraine invasion may result in new or expanded sanctions against China and Chinese-related companies. New or existing sanctions may be complex and difficult to interpret and could adversely affect the liquidity and value of the Fund’s holdings.
In addition, as China’s consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. Social cohesion in China is being tested by growing income inequality and larger scale environmental degradation. Social instability could threaten China’s political system and economic growth, which could decrease the value of the Fund’s investments.
After many years of steady growth, the growth rate of China’s economy slowed prior to 2020, including the once rapidly growing Chinese real estate market, and left local governments with high debts with few viable means to raise revenue, especially with the fall in demand for housing. Although these trends reversed and demand grew within the real estate market during China’s initial recovery from the COVID‑19 pandemic, it remains unclear whether these trends will continue given global economic uncertainties caused by the pandemic and trade relations and fears that the Chinese real estate market may be overheating. Any further stresses in the Chinese real estate sector could adversely affect the value of the Fund’s holdings.
Accounting, auditing, financial, and other reporting standards, practices and disclosure requirements in China are different, sometimes in fundamental ways, from those in the U.S. and certain Western European countries. Although the Chinese government adopted a new set of Accounting Standards for Business Enterprises effective January 1, 2007, which are similar to the International Financial Reporting Standards, the accounting practices in China continue to be frequently criticized and challenged. In addition, China does not allow the Public Company Accounting Oversight Board to inspect the work that auditors perform in China for Chinese companies in which the Fund may invest. That inspection organization conducts on‑going reviews of audits by U.S. accounting firms. As a result, financial reporting by Chinese companies do not have the same degree of transparency and regulatory oversight as reporting by companies in the U.S. Because of Chinese governmental disagreements with the Public Company Accounting Oversight Board concerning the inspection of audits of U.S.-listed Chinese companies, it is possible those companies could be delisted from trading in the U.S. if those disagreements are not resolved. Delisting would likely adversely affect the liquidity and values of those shares.

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Variable Interest Entities. The Fund may invest in certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In China, ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as the Fund) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs. In such an arrangement, a China-based operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a foreign exchange, such as the NYSE. Foreign investors hold stock in the shell company rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership.
VIEs are a longstanding industry practice and well known to officials and regulators in China; however, VIEs are not formally recognized under Chinese law. Recently, the government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the shell company’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of the Funds’ associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.
Risks Associated with India
In India, the government has exercised and continues to exercise significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on its economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities.
Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. Terrorists believed to be based in Pakistan have struck Mumbai (India’s financial capital) in the past, further damaging relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the result may be military conflict, which could destabilize the economy of India. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Securities Selection Risk
The specific securities held in the Fund’s investment portfolio may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of a portfolio manager’s choice of securities.
Valuation Risk
Portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued. Portfolio securities may be valued using techniques other than market quotations in circumstances described under “Calculation of NAV.” This is more likely for certain types of derivatives such as swaps. The value established for a portfolio security may be different than the value that would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were

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used. The Fund may from time to time purchase an “odd lot” or smaller quantity of a security that trades at a discount to the price of a “round lot” or larger quantity preferred for trading by institutional investors. If the Fund is able to combine an odd lot purchase with an existing holding to make a round lot or larger position in the security, the Fund may be able to immediately increase the value of the security purchased, in accordance with its valuation procedures. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.
Additional Risks
Environmental, Social, and Governance (ESG) Risk
The Fund may take into account various environmental, sustainability, social responsibility and governance factors as part of its investment process. We are not aware of any universally agreed upon objective standards for assessing ESG factors for companies. Rather, these factors tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors. ESG factors can vary over different periods and can evolve over time. They may also be difficult to apply consistently across regions, countries, industries or sectors. For these reasons, ESG standards may be aspirational and tend to be stated broadly and applied flexibly. In addition, investors and others may disagree as to whether a certain company satisfies ESG standards given the absence of generally accepted criteria and inconsistencies in reporting by issuers. As a diversified asset manager, TCW does not require a one‑size‑fits all approach to ESG investing. Rather, TCW expects its portfolio managers and other investment personnel to consider ESG factors as appropriate to their respective strategies, conducive to meeting their clients’ investment objectives, and generally in the best interest of their clients. In implementing ESG standards into the investment strategy of the Fund, each portfolio manager accordingly has the discretion to identify and implement ESG standards in such manner as they feel will meet the foregoing goals. There can be no guarantee that a company that a portfolio manager believes to meet one or more ESG standards will actually conduct its affairs in a manner that is less destructive to the environment, or will actually promote positive social and economic developments. In addition, in evaluating an investment, the Advisor is dependent upon information and data obtained through third-party sources that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG issues relevant to a particular investment.
Globalization Risk
The growing inter-relationship of global economies and financial markets has magnified the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the United States economy could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging and developing market countries.
Securities Lending Risk
The Fund may lend portfolio securities with a value equal to up to 25% of its total assets, including collateral received for securities lent. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Also, there is the risk that the value of the investment of the collateral could decline causing the Fund to lose money.
Swap Agreements Risk
Swap agreements are two‑party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Risks inherent in the use of swaps of any kind include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap if it is not subject to centralized clearing; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.
Certain types of over‑the‑counter (“OTC”) derivatives, such as various types of swaps, are required to be cleared through a central clearing organization that is substituted as the counterparty to each side of the transaction. Each party will be

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required to maintain its positions through a clearing broker. Although central clearing generally is expected to reduce counterparty risk, it creates additional risks. A clearing broker or organization may not be able to perform its obligations. Cleared derivatives transactions may be more expensive to maintain than OTC transactions, or require the Fund to deposit increased margin. A transaction may be subject to unanticipated close‑out by the clearing organization or a clearing broker. The Fund may be required to indemnify a swap execution facility or a broker that executes cleared swaps against losses or costs that may be incurred as a result of the Fund’s transactions. The Fund also is subject to the risk that no clearing member is willing to clear a transaction entered into by the Fund.
The U.S. and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including clearing, margin, reporting, and registration requirements. The ultimate impact of the regulations remains unclear. The effect of the regulations could be, among other things, to restrict the Fund’s ability to engage in swap transactions or increase the costs of those transactions.
Management of the Fund
Investment Advisor
The Fund’s investment advisor is TCW Investment Management Company LLC and is headquartered at 515 South Flower Street, Los Angeles, California 90071. The Advisor was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. (“TCW”). The Advisor is registered with the Securities and Exchange Commission (the “SEC”) as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
As of December 31, 2024, the Advisor and its affiliated companies, which provide a variety of investment management and investment advisory services, had approximately $195.3 billion in assets under management or committed to management (of which $44.8 billion related specifically to the Advisor).
Subadvisor
The Fund’s subadvisor is White Oak Capital Partners Pte. Ltd. (“White Oak” or the “Subadvisor”), which is headquartered at 3 Church Street #22‑04, Samsung Hub, Singapore 049483. White Oak is registered with the SEC as an investment advi-
sor under the Advisers Act. White Oak is also the holder of a capital markets services license for fund management pursuant to the Securities and Futures Act 2001 of Singapore and subject to supervision in Singapore by the Monetary Authority of Singapore. As of December 31, 2024, White Oak had approximately $9.5 billion in assets under management.
Portfolio Managers
Certain information about the Fund’s portfolio managers is provided in the Fund Summary at the beginning of this Prospectus. Please see the SAI for additional information about other accounts managed by the portfolio managers and the portfolio managers’ compensation.
Listed below are the individuals who are primarily responsible for the day‑to‑day management of the Fund’s portfolio, including a summary of each portfolio manager’s business experience during the past five years.

TCW White Oak Emerging Markets Equity Fund
Prashant Khemka	Founder and Chief Investment Officer (“CIO”), White Oak.

Manoj Garg	Founding Member and Director, White Oak

Wen Loong Lim	Investment Director, White Oak
Prashant Khemka. Prashant Khemka is the founder and CIO of the Subadvisor and sits on the Investment Committee of the Subadvisor, which among other matters reviews the investible universe of the advisory team and recommendations made by them, covering factors such as corporate governance and environmental and social considerations. Mr. Khemka founded White Oak in June 2017 after 17 years of leadership roles at Goldman Sachs. Prior to this he was the Chief Investment Officer and Lead Portfolio Manager of the India Equity strategy at Goldman Sachs Asset Management (“GSAM”) from March 2007 to March 2017, and of the Global Emerging Markets Equity strategy from June 2013 to March 2017. As Lead Portfolio Manager, he managed all mutual funds and separate accounts under these two strategies. Mr. Khemka began his professional investing career in 1998 at State Street Global Advisors in Boston as Senior Portfolio Officer of Enhanced International Equity in the Quant group. He moved to GSAM in 2000 as a research analyst for the US Growth Equity strategy and, by 2004, had become the Senior Portfolio Manager and Co‑Chair of the Investment

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Committee. Mr. Khemka returned to Mumbai in 2006 to start GSAM’s India business and served as the CIO and CEO/Co‑CEO of its domestic asset management company. In 2013, in addition to the India business, he was also made the CIO and Lead Portfolio Manager of GSAM’s Global Emerging Markets Equity strategy. Mr. Khemka graduated with honors from Mumbai University with a BE in Mechanical Engineering and earned an MBA in Finance from Vanderbilt University, where he received the Matt Wigginton Leadership Award for outstanding performance in Finance. He is a CFA charterholder.
Manoj Garg. Manoj joined White Oak in 2017 and is responsible for covering the pharma, specialty chemicals and auto sectors. Before joining White Oak, he built a strong track record in equity research in healthcare and pharmaceuticals sector, working as a lead analyst at a number of leading brokerage houses in India. Most recently, he was with Merrill Lynch, where he was highly rated by external as well as internal clients. He began his career in the pharmaceutical industry working with leading Indian pharmaceutical companies for 10 years. He graduated as a gold medalist from Nagpur University with an MBA degree in Finance.
Wen Loong Lim. Loong has ten years of investment experience and currently covers semiconductors and tech hardware at White Oak. His previous position prior to joining White Oak in 2022 was with Maitri Asset Management as a Senior Equity Analyst. Loong started his career at M&G Investments in London where he spent seven years on the Global Emerging Markets team. During his time at M&G, Loong developed from an analyst to a deputy fund manager and finally managed M&G’s China Strategy before leaving the company to return to Singapore. Loong read Philosophy, Politics & Economics at the University of Warwick. He is a CFA charterholder.
The SAI provides additional information about the Subadvisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.
Prior Performance for Similar Accounts Managed by the Subadvisor
The table below sets forth data relating to the historical performance of the White Oak Emerging Markets Equity Strategy Composite (the “Composite”), a composite of accounts and a fund managed by White Oak since June 2022, which have substantially similar investment objectives and principal investment strategies as the Fund, as compared to the Fund’s benchmark index, the MSCI Emerging Markets Index. Performance information for the Composite is shown both net and gross of fees and expenses applicable to each account within the Composite. Results may differ from the Fund due to differences in account expenses including management fees and other factors. The accounts in the Composite are not mutual funds and therefore were not subject to the requirements of the 1940 Act or Subchapter M of the Internal Revenue Code, which, if imposed, could have affected their performance. Nor were those accounts subject to daily cash flows from purchases and redemptions, which, if applicable, may also have adversely affected the performance results.
The investment results presented below are not those of the Fund are not intended to predict or suggest returns that might be experienced by the Fund or an individual investor having an interest in the Fund. These total return figures represent past performance and should not be considered indicative of the future performance of the Fund. The Composite performance and fee information herein has been calculated and provided by the Fund’s subadviser.
White Oak Emerging Markets Equity Strategy Composite
Average Annual Total Returns
For the Periods Ended December 31, 2024

	1 Year	2 Years	Since Inception (June 28, 2022)
White Oak Emerging Markets Equity Composite (net of management fees and expenses)	18.66%	17.86%	14.53%
White Oak Emerging Markets Equity Composite (gross of all actual fees and expenses)	19.32%	18.51%	15.16%
MCSI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)*	7.50%	8.64%	4.52%

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The performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

*	A description of the MSCI Emerging Markets Index is located under Index Description on page 34 of this Prospectus.
White Oak is an SEC‑registered investment advisory firm founded in 2017.
The net of fees composite returns are net of management fees, trading commissions, transaction costs and any applicable sales loads and reflect the reinvestment of all income. Actual fees may vary depending on, among other things, the applicable management fee schedule and portfolio size. The management fees reflected in the Composite are as follows:

Management Fees
White Oak Emerging Markets Equity Strategy:	35.44 bps*

*	Reflects the daily management fees derived since inception from the various accounts included in the Composite.
A complete list of White Oak composites and performance results is available upon request.
Advisory Agreement
TCW Funds, Inc. (the “Corporation”), on behalf of the Fund, and the Advisor have entered into an Investment Advisory and Management Agreement, as amended (the “Advisory Agreement”), under the terms of which the Fund has employed the Advisor to, subject to the direction and supervision of the Board of Directors of the Corporation (the “Board of Directors”), provide investment advisory and management services, including, among others, managing the investment of the assets of the Fund, placing orders for the purchase or sale of portfolio securities for the Fund, administering the day‑to‑day operations of the Fund, furnishing to the Corporation office space and all necessary office facilities, supplies and equipment, and arranging for officers or employees of the Advisor to serve, without compensation from the Corporation, as officers, directors or employees of the Corporation.
Under the Advisory Agreement, the Fund pays to the Advisor, as compensation for the services rendered, facilities furnished, and expenses paid by it, the following fee:

Fund	Annual Management Fee (As Percent of Average Net Asset Value)
TCW White Oak Emerging Markets Equity Fund	0.90%
Pursuant to an Expense Limitations letter agreement (the “Expense Limitation Agreement”), the Advisor has agreed that in the event the overall operating expenses of the Class I or Class N shares of the Fund exceed the stated expense limit on an annualized basis, the Advisor will reimburse the class or classes of the Fund in respect of such shares for the difference. Each expense limitation does not include any expenses attributable to interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any. This contractual expense limitation will continue to March 1, 2026, and before that date, the Advisor may not terminate this arrangement without prior approval of the Board of Directors.

TCW White Oak Emerging Markets Equity Fund
I Class Shares	0.98%
N Class Shares	1.23%
Any advisory fee reduced or withheld, or expense reimbursement paid, pursuant to the Expense Limitation Agreement will be reimbursed by the Fund to the Advisor in the first, second or third fiscal year after the fiscal year of the reduction or reimbursement. The Advisor may not receive reimbursement for previous reductions or reimbursements before payment of the Fund’s operating expenses for the current year and cannot cause the Fund to exceed the expense limitation in effect for the Fund (i) at the time the fees and expenses would have been incurred or (ii) at the time the Advisor would recoup that reduction or reimbursement. In addition, any recoupment may not exceed any more restrictive limitation to which the Advisor has agreed.
In addition to the contractual expense limitations listed above that apply to the Fund, the Advisor has agreed to reduce its investment management fee or to pay the operating expenses of the Fund to limit the Fund’s operating expenses to an

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amount not to exceed the previous month’s expense ratio average for comparable funds as calculated by Lipper Inc. This expense limitation is voluntary and terminable by either the Advisor or the Board of Directors on six months’ prior notice. This voluntary limitation and the contractual fee waiver and/or expense reimbursement exclude interest, brokerage, extraordinary expenses, and acquired fund fees and expenses, if any.
A discussion regarding the basis for the Board of Directors’ approval of the Advisory Agreement for the Fund will be contained in the Corporation’s Form N‑CSR for the period ended April 30, 2025.
Subadvisory Agreement
The Advisor and White Oak Capital Partners Pte. Ltd. (“White Oak”) have entered into a Subadvisory Agreement (the “Subadvisory Agreement”), under the terms of which the Advisor has employed White Oak on behalf of the Fund, subject to the Advisor’s supervision and the ultimate direction and oversight of the Board of Directors, to provide investment advisory and management services, including, among others, managing the investment of the Fund’s assets and placing orders for the purchase or sale of portfolio securities for the Fund. The Advisor, and not the Fund, is responsible for payment of the subadvisory fees to White Oak under the Subadvisory Agreement. Pursuant to the Subadvisory Agreement, the Advisor pays White Oak a tiered percentage of the advisory fees received by the Advisor with respect to the Fund, as follows: 50% of the advisory fee on the Fund’s net assets of up to $1 billion; 55% of the advisory fee on the next $1 billion of the Fund’s net assets; and 70% of the advisory fee on net assets over $2 billion.
A discussion regarding the basis for the Board of Directors’ approval of the Subadvisory Agreement for the Fund will be contained in the Corporation’s Form N‑CSR for the period ended April 30, 2025.
Payments by the Advisor
The Advisor pays certain costs of marketing the Fund from legitimate profits from its management fees and other resources available to it. The Advisor may also share with financial intermediaries (as defined below in the “Your Investment – Account Policies and Services – Calculation of NAV” section) certain marketing expenses or pay for the opportunity to distribute the Fund, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. The Advisor or its affiliates may pay amounts from their own resources to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing record keeping, sub‑accounting, transaction processing and other administrative services. These payments, which may be substantial, are in addition to any fees that may be paid by the Fund for these types of or other services.
The amount of these payments is determined from time to time by the Advisor and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make shares of the Fund available to their customers, and may allow the Fund greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of the Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers (sometimes referred to as “Shelf Space”); access to the financial intermediary’s registered representatives; and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not, however, change the price an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of the investor. These payments may create potential conflicts of interest between an investor and a financial intermediary who is recommending the Fund over other mutual funds. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund and you should contact your financial intermediary for details about any payments it may receive from the Fund or from the Advisor. Payments are typically based on a percentage of assets under management or based on the number of customer accounts or a combination thereof.
Multiple Class Structure
The Fund currently offers two classes of shares: Class I shares and Class N shares. Shares of each class of the Fund represent an equal pro rata interest in the Fund and each class generally has the same voting, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N shares are offered at the current net asset value, but are subject to fees imposed under a distribution plan (the “Distribution Plan”) adopted pursuant to Rule 12b‑1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Fund’s distributor for distribution and related services at a rate equal to 0.25% of the average daily net assets of that Fund attributable to its Class N shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N shares. The fee may also be used to pay financial intermediaries for the sales support services and related expenses and shareholder servicing fees. The shareholder servicing fees are paid to compensate financial

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intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund’s shares. Because these fees are paid out of the Fund’s Class N assets on an on‑going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Because the expenses of each class may differ, the performance of each class is expected to differ.
Other Shareholder Servicing Expenses Paid by the Fund
The Fund is authorized to compensate each broker-dealer and other third-party intermediary up to such percentage as approved by the Board of Directors of the assets serviced for the Fund by that intermediary for shareholder services to the Fund and its shareholders invested in the I Share or N Share class. These services constitute sub‑recordkeeping, sub‑transfer agent or similar services and are similar in scope to services provided by the transfer agent to the Fund. These expenses paid by the Fund would remain subject to any overall expense limitations applicable to the Fund. These expenses are in addition to any payment of any amounts through the Distribution Plan. This amount may be adjusted, subject to approval by the Board of Directors.
Your Investment – Account Policies and Services
Buying Shares
You pay no sales charges to invest in the Fund. Your price for the Fund’s shares is the Fund’s net asset value per share (“NAV”) which is calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier) every day the NYSE is open. In addition to Saturday and Sunday, the NYSE is closed on the days that the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Shares cannot be purchased by wire transactions on days when banks are closed.
Calculation of NAV
The NAV of each Class of the Fund is determined by adding the value of that Class’s securities, cash and other assets, subtracting all expenses and liabilities attributable to that Class, and then dividing by the total number of shares of that Class issued and outstanding ((assets-liabilities)/# of shares = NAV).
Your order will be priced at the next NAV calculated after your order is accepted by the Corporation. Orders received by the Fund’s transfer agent from dealers, brokers or other service providers, which may include the Fund’s investment manager on behalf of its separate account clients, (“financial intermediaries”) after the NAV for the day is determined will receive that same day’s NAV if the orders were received by the financial intermediary from its customers prior to 4:00 p.m. Eastern time (or the time trading closes on the NYSE, whichever is earlier). Your financial intermediary is responsible for transmitting such orders promptly.
The Corporation may at its discretion reject any purchase order for Fund shares.
The Fund discloses its NAV on a daily basis. To obtain the Fund’s NAV, please call (800) FUND TCW or visit the TCW Funds, Inc. website at www.TCW.com.
The Fund’s investments for which market quotations are readily available are valued based on market value. Equity securities, including depositary receipts, are valued at the last reported sale price as reported by the stock exchange or pricing service. Securities traded on the NASDAQ Stock Market (“NASDAQ”) are valued using the official closing prices as reported by NASDAQ. In cases where equity securities are traded on more than one exchange, the securities are valued using the prices from the respective primary exchange of each security. Options on equity securities are valued at the average of the latest bid and ask prices as reported by the stock exchange or pricing service. S&P 500 futures contracts generally are valued at the first sale price after 4:00 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange on which the applicable contract is traded. Changes to market closure times may alter when futures contracts are valued. The daily NAV may not reflect the closing market price for all futures contracts and options held by the Fund because the markets for certain futures contracts and options close shortly after the time the NAV is calculated. The daily NAV also may not reflect prices from after-hours trading. Generally, securities issued by open‑end investment companies are valued using their respective net asset values. Securities traded over‑the‑counter are valued using prices furnished by independent pricing services or by broker dealers.

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Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.
Pursuant to Rule 2a‑5 under the 1940 Act, the Board has designated the Advisor as the “Valuation Designee” for the purpose of determinations of fair value with respect to the Fund’s portfolio holdings. The Corporation may use the fair value of a security as determined by the Valuation Designee in accordance with procedures approved by the Board of Directors if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before the Corporation values its assets would materially affect net asset value. Such situations are particularly relevant for the Fund, which holds securities that trade primarily in overseas markets. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that the Fund could obtain if it were to sell the security.
The net asset value of the Fund’s investments in other investment companies will be calculated based upon the net asset value of those investment companies; the offering documents for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Minimums

Share Class and Type of Account	Minimum Initial Investment	Minimum Subsequent Investments
Class I and Class N
Regular Account	$2,000	$250
Individual/Retirement Account	$500	$250
The Corporation may accept investments of smaller amounts under circumstances deemed appropriate. The Corporation reserves the right to change the minimum investment amounts without prior notice. A broker-dealer or other financial intermediary may require a higher minimum initial investment, or may aggregate or combine accounts in order to allow its customers to apply a lower minimum investment. All investments must be in U.S. dollars drawn on domestic banks. The Corporation will not accept money orders, Treasury checks, traveler’s checks, bank checks, drafts, or credit card checks.
Third-party checks, except those payable to an existing shareholder, will not be accepted. In addition, the Fund will not accept cash, checks drawn on banks outside the U.S., starter checks, post-dated checks, or any conditional order or payment. If your check does not clear, you will be responsible for any loss the Fund incurs such as a loss resulting from a change in NAV. You will also be charged $25 for every check returned unpaid.
The Fund has adopted an Anti-Money Laundering Compliance Program as required by the United Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT) and appointed an Anti-Money Laundering Officer to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you is that when you open an account, the Fund’s transfer agent will ask you for your name, address, date of birth, taxpayer identification number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. The transfer agent may also ask to see your driver’s license or other identification documents, and may consult third-party databases to help verify your identity. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the transfer agent reserves the right to close your account or take any other action it deems reasonable or required by law.
Automatic Investment Plan
Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account for investment into the Fund, on a monthly, bi‑monthly, quarterly or semi-annual basis (if your AIP falls on a weekend or holiday, it will be processed on the following business day). In order to participate in the AIP, each purchase must be in the amount of $100 or more and your financial institution must be a member of the Automated Clearing House (“ACH”) network. If your financial institution rejects your payment, the Fund’s transfer agent will charge a $25 fee to your Fund account. To begin participating in the AIP, please complete the AIP section on the account application or call the Fund’s transfer agent at (800) 248‑4486 for additional information. Any request to change or terminate your AIP should be submitted to the transfer agent at least five calendar days prior to the effective date of the next transaction.

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Telephone Purchase
You may purchase additional shares of the Fund by calling the Fund’s transfer agent at (800) 248‑4486. If your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If you order is received prior to 4 p.m. Eastern time, your shares will be purchased at the NAV calculated on the day your order is placed.
Selling Shares
You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund’s transfer agent or a dealer, broker or other service provider. Your order will be processed promptly, and you will generally receive the proceeds within a week.
Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen calendar days from the purchase date or until payment is collected, whichever is earlier. This delay will not apply if you purchased your shares via wire payment.
Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. If you hold your shares through an IRA, you may redeem shares by telephone. Investors will be asked whether or not to withhold taxes from any distribution.
Signature Guarantees
Some circumstances require written sell orders, along with signature guarantees from either a Medallion program member or a non‑Medallion program member. These include:

•	amounts in excess of $100,000

•	amounts of $1,000 or more on accounts whose address has been changed within the last 30 calendar days

•	requests to send the proceeds to a payee, address or a bank account different than what is on our records
•	if ownership is changed on your account

•	written requests to wire redemptions proceeds (if not previously authorized on the account)
Non‑financial transactions, including establishing or modifying services on an account, may require signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution.
The Fund and/or the transfer agent reserve the right to waive or require any signature guarantee based on the circumstances relative to the particular situation.
A signature guarantee helps protect against fraud. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (STAMP) but not from a notary public. Please call (800) 248‑4486 to ensure that your signature guarantee will be processed correctly.
Exchanging Shares
You can exchange from Class I or Class N shares of the Fund into the same Class of another fund of the Corporation (each, a “TCW Fund”), provided that your investment meets the minimum initial investment and any other requirements of the same Class of the other TCW Fund and that the shares of the same Class of the other TCW Fund are eligible for sale in your state of residence. Further information about conversion of shares between classes of the same Fund may be found in the Fund’s SAI. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any TCW Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).
You may also exchange the shares of the Fund for shares of Fidelity Prime Money Market Portfolio, which is an unaffiliated, separately managed, money market mutual fund, or exchange shares of Fidelity Prime Money Market

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Portfolio for shares of the Fund. You should read the Fidelity Prime Money Market Portfolio prospectus prior to investing in that fund. You can obtain a prospectus for the Fidelity Prime Money Market Portfolio by calling (800) 386‑3829 or by visiting our website at www.TCW.com.
Third Party Transactions
You may buy and redeem the Fund’s shares through certain broker-dealers and financial organizations and their authorized intermediaries. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund’s Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records. If purchases and redemptions of the Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Fund’s distributor, that broker-dealer may, at its discretion, charge a fee for that service. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s prospectus.
Current and prospective investors purchasing shares of the Fund through a broker-dealer should be aware that a transaction charge, commission, and/or other form of payment may be imposed by broker-dealers that make the Fund’s shares available, and there will not be such charges if shares of the Fund are purchased directly from the Fund.
Account Statements
Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.
Household Mailings
Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the Fund. You may also receive proxy statements for the Fund. In order to reduce the volume of mail you receive, when possible and unless the Corporation receives contrary instructions, only one copy of these documents will be sent to those addresses shared by two or more accounts. You may write the Corporation at 515 South Flower Street, Los Angeles, California 90071 or telephone it at 1‑800‑386‑3829 to request individual copies of documents or to request a single copy of documents if receiving duplicate copies. The Corporation will begin sending a household single or multiple copies, as requested, as soon as practicable after receiving the request.
Lost Shareholder
It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1‑800‑386‑3829 at least annually to ensure your account remains in active status. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.
General Policies
If your non‑retirement account in the Fund falls below $2,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days’ written notice.
Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Fund’s transfer agent takes reasonable measures to verify the order. Reasonable measures include a requirement for a caller to provide certain personal identifying information. If an account of the Fund has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.
Once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

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Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.
The Fund also reserves the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the amount you are redeeming in any 90‑day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund’s assets). Securities used to make an in‑kind redemption would normally be a representative basket of securities, subject to reasonable minimum quantities to allow possible later sale by the shareholder. If your shares are redeemed in kind, you will incur transaction costs upon disposition of the securities received in the distribution.
Any undeliverable dividend checks or dividend checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.
After the transfer agent has received the redemption request and all proper documents, payment for shares tendered will generally be made within (i) one to three business days for redemptions made by wire, and (ii) three to five business days for ACH redemptions. Redemption payments by check will generally be issued on the business day following the redemption date; however, actual receipt of the check by the redeeming investor will be subject to postal delivery schedules and timing.
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When that cash is not available, the Fund seeks to maintain its portfolio weightings by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in trading costs. Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement, within regulatory requirements. Under unusual circumstances, the Fund may also borrow money (subject to certain regulatory conditions) through a bank line of credit, including a joint committed credit facility, or inter-fund borrowing from affiliated mutual funds, in order to meet redemption requests. Payment may be delayed or made partly in‑kind with marketable securities under unusual circumstances, as specified in the 1940 Act.
Trading Limits
The Fund is not intended to serve as vehicles for frequent trading activity because such trading may disrupt management of the Fund. In addition, such trading activity can increase expenses as a result of increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Fund’s ability to provide maximum investment returns to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Fund’s securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Fund’s performance.
Accordingly, the Board of Directors has adopted the following policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders. The Fund reserves the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading. If a purchase or exchange order with respect to the Fund is rejected, the potential investor will not benefit from any subsequent increase in the net asset value of the Fund.
Future purchases into the Fund may be barred if a shareholder effects more than two round trips in shares of the Fund (meaning exchanges or redemptions following a purchase) in excess of certain de minimis limits within a 30‑day period. Shareholders effecting a round trip transaction in shares of the Fund in excess of the relevant de minimis threshold more than once within the above-referenced 30‑day period may receive a communication from the Fund warning that the shareholder is in danger of violating the Corporation’s frequent trading policy.
Exceptions to these trading limits may be made only upon approval of the Corporation’s Chief Compliance Officer or his designee, and such exceptions are reported to the Board of Directors on a quarterly basis.
This policy may be revised from time to time by the officers of the Corporation in consultation with the Board of Directors without prior notice.
These restrictions do not apply to the Fidelity Prime Money Market Portfolio, to certain asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts (except to the extent noted in the next paragraph) maintained by brokers and other financial

30

intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraphs have been applied to the Advisor’s retirement savings program), and to involuntary transactions and automatic investment programs, such as dividend reinvestment or transactions pursuant to the Fund’s systematic investment or withdrawal program.
In an attempt to detect and deter excessive trading in omnibus accounts, the Corporation or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. The Fund’s ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries. The Corporation, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or that may be made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity.
In addition, the Corporation reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules; and

•	delay sending out redemption proceeds for up to seven days (generally only applies in cases of large redemptions, excessive trading or during unusual market conditions).

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT
In Writing	(Same, except that you should include the stub that is attached to your account statement that you receive after each transaction or a note specifying the Fund name, your account number, and the name(s) your account is registered in.)
Complete the New Account Form. Mail your New Account Form and a check made payable to (Name of Fund) to:
Via Regular Mail
TCW Funds, Inc. c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701
Via Express, Registered or Certified Mail
TCW Funds, Inc. c/o U.S. Bank Global Fund Services 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202

By Telephone

Please contact the Investor Relations Department at
(800) FUND TCW (386‑3829) for a New Account Form. The Fund’s transfer agent will not establish a new account funded by fed wire unless a completed application is received prior to its receipt of the fed wire.

Wire: Have your bank send your investment to:
Before sending your fed wire, please call the Fund’s transfer agent at (800) 248‑4486 to advise them of the wire. This will ensure prompt and accurate credit to your account upon receipt of the fed wire. Wired funds must be received prior to 4:00 p.m. Eastern time to receive same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or the Fed wire system, or from incomplete wiring instructions.

U.S. Bank, N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA No. 075000022
Credit: U.S. Bank Global Fund Services
Account No. 182380074993
Further Credit: (Name of Fund)
(Name on the Fund Account)
(Fund Account Number)

Via Exchange
Call the Fund’s transfer agent at (800) 248‑4486. The new account will have the same registration as the account from which you are exchanging.

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If you need help completing the New Account Form, please call the Fund’s transfer agent at (800) 248‑4486.
TO SELL OR EXCHANGE SHARES
By Mail

Write a letter of instruction that includes:
•  your name(s) and signature(s) as they appear on the account form
•  your account number
•  the Fund name
•  the dollar or share amount you want to sell or exchange
•  how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see “Your Investment — Account Policies and Services — Selling Shares”).

Mail your letter of instruction to:

Via Regular Mail TCW Funds, Inc. c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail TCW Funds, Inc. c/o U.S. Bank Global Fund Services 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202
By Telephone

Be sure the Fund has your bank account information on file. Call the Fund’s transfer agent at (800) 248‑4486 to request your transaction. Proceeds will be sent electronically to your bank or a check will be sent to the address of record.

Telephone redemption requests must be for a minimum of $1,000.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

Systematic Withdrawal Plan: As another convenience, you may redeem shares through the systematic withdrawal plan. Call the Fund’s transfer agent at (800) 248‑4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Under the plan, you may choose to receive a specified dollar amount generated from the redemption of shares in your account on a monthly, quarterly or annual basis. In order to participate in the plan, your account balance must be at least $2,000 and there must be a minimum annual withdrawal of $500. If you elect this redemption method, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (“ACH”) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be on file with the Fund. The plan may be terminated by the Fund at any time.

You may elect to terminate your participation in the plan at any time by contacting the Fund’s transfer agent 5 calendar days prior to the effective date.

To reach the Fund’s transfer agent, U.S. Bank Global Fund Services, call:

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TO SELL OR EXCHANGE SHARES
Toll free in the U.S. (800) 248‑4486

Outside the U.S. (414) 765‑4124 (collect)

Distributions and Taxes
The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends and distributions are paid separately for each class of shares. The dividends and distributions paid on Class I shares will generally be higher than those paid on Class N shares since Class N shares normally have higher expenses than Class I shares. Dividends from the net investment income of the Fund will be declared and paid annually. The Fund will distribute any net realized long- or short-term capital gains at least annually. Your distributions from the Fund will be reinvested in the Fund unless you instruct the Fund otherwise in writing or by telephone at least five calendar days prior to the record date of the distribution. An investor will be taxed in the same manner whether you receive your distributions (from investment company taxable income or net capital gains) in cash or reinvest them in additional shares of the Fund.
There are no fees or sales charges on reinvestments. You may request distributions be paid by check. Any undeliverable dividend checks or dividend checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined at the date of cancellation.
Distributions of the Fund’s investment company taxable income (which include, but are not limited to, interest dividends and net short-term capital gains), if any, are generally taxable to the Fund’s shareholders as ordinary income. To the extent that the Fund’s ordinary income distributions consist of “qualified dividend” income, such income may be subject to tax at the reduced rate of tax applicable to non‑corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the Fund and the shareholders. Dividends received by the Fund from a REIT and from certain foreign corporations generally will not constitute qualified dividend income.
Distributions of net capital gains (net long-term capital gains less net short-term capital loss) are generally taxable as long-term capital gains regardless of the length of time a shareholder has owned shares of the Fund. Generally, the maximum individual federal tax rate applicable to “qualified dividend income” and long-term capital gains is 20%.
An additional 3.8% federal tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of gain or loss and the applicable rate of tax will depend generally on the amount paid for the shares, the amount received from the sale or redemption, and how long the shares were held by a shareholder.
The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder, which would (subject to applicable limitations) generally permit each shareholder (1) to credit this amount or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. This will be reported by the Fund on Form 1099‑DIV annually, if applicable.
In addition, the Fund may be subject to short-term capital gains tax in India on gains realized upon disposition of Indian securities held less than one year. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. The Fund accrues a deferred tax liability for net unrealized short-term gains in excess of available carryforwards on Indian securities. This accrual may reduce the Fund’s net asset value.

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The Fund’s transactions in derivatives (such as futures contracts, swaps and covered call options) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.
Under the backup withholding rules, the Fund may be required to withhold U.S. federal income tax (currently, at a rate of 24%) on all distributions to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.
Shareholders will be advised annually as to the federal tax status of distributions made by the Fund for the preceding calendar year. Distributions by the Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI. This section is not intended to be a full discussion of tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.
Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. Currently, the Fund discloses portfolio holdings with respect to holdings at the end of the second and fourth quarters in its semi-annual and annual reports to shareholders, and with respect to holdings quarterly in its Form N‑PORT reports. The SAI, Form N‑CSR and Form N‑PORT are available, free of charge, on the EDGAR Database on the
SEC’s website at www.sec.gov. The Form N‑CSR, Form N‑PORT and SAI for the Fund are also available by contacting the Fund at 1‑800‑FUND TCW (1‑800‑386‑3829) and on the Corporation’s website at www.TCW.com.
Index Description
It is not possible to invest directly in an index. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of regular trading on the NYSE (generally 4:00 PM Eastern Time) on each day that the exchange is open for trading.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index of the stock markets of Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates.
Financial Highlights
Because the Fund has not commenced operations as of the date of this Prospectus, financial highlights are not available.
Glossary
Definitions of select terms used in this Prospectus are listed below:
American Depositary Receipts (ADRs) — Receipts, typically issued by a U.S. bank or trust company, evidencing ownership of the underlying securities issued by a foreign corporation. ADRs are denominated in U.S. dollars and are publicly traded on exchanges or over‑the‑counter markets in the U.S.
Annualize — To convert to an annual basis. The expression of a rate of return over periods other than one year converted to annual terms. For example, a cumulative return of 21% over two years would convert into an annualized return of 10% per annum, even though each annual return may have looked nothing like 10%. For example, if an investment earned ‑2% in year one and 23.5% in year two, the compound annual return would be 10%.

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Benchmark — Any basis of measurement, such as an index, that is used by an investment manager as a yardstick to assess the performance of a portfolio. For example, the S&P 500® Index is a commonly used benchmark for U.S. large‑cap equity portfolios.
Distribution and/or Service (12b‑1) Fees — Fees assessed to shareholders for shareholder servicing, marketing and distribution expenses for a fund.
Dividends — A distribution of corporate earnings to shareholders.
European Depositary Receipts (EDRs) — Receipts for shares in a Europe-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, EDRs allow companies in Europe to offer shares in many markets around the world.
Exchange-Traded Funds (ETFs) — ETFs are typically open‑end investment companies whose shares are listed for trading on a national securities exchange.
Expense Ratio — Expressed as a percentage provides an investor the total cost for fund operating expenses and management fees.
Futures — A standardized, transferable, exchange-traded contract that requires delivery of a security, commodity, bond, currency or stock index, at a specified price, on a specified future date. Futures represent a pledge to make a certain transaction at a future date and are usually cash settled before the close out date by a party to the contract.
Global Depositary Receipts (GDRs) — Receipts for shares in a foreign based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Asia, Europe, the United Stated and Latin America to offer shares in many markets around the world.
Indian Depositary Receipts (IDRs) — Receipts for shares in an India-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, IDRs allow companies in India to offer shares in many markets around the world.
Money Market Instruments — High quality, short term debt instruments. A money market instrument typically matures in 397 days or less.
Options — An owner of a call (put) option has the right (but not the obligation) to purchase (sell) the underlying security at a specified price, and this right lasts until a specified date. The writer of a call (put) option has the obligation to sell (purchase) the underlying security at a specified price, until a specified date.
Real Estate Investment Trust (REIT) — A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate loans or interests. REITs are not taxed on income distributed to shareholders, provided they comply with the requirements of the Internal Revenue Code of 1986, as amended.
SOFR — Secured Overnight Financing Rate.
Turnover — Statistical ratio measuring the amount of transactions within a portfolio over a given time period.

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TCW Funds, Inc.

515 South Flower Street
Los Angeles, California 90071
800 FUND TCW
(800 386 3829)
www.TCW.com
More information on Fund is available, free of charge, upon request by calling 800 FUND TCW (800 386 3829), or on the Internet at www.TCW.com, including the following:
Annual/Semi-Annual Report and Form N‑CSR
Additional information about each Fund’s investments is in the Funds’ annual and semi-annual reports to shareholders and Form N‑CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N‑CSR, you will find each Fund’s annual and semi-annual financial statements.
Statement of Additional Information (SAI)
The SAI provides more details about each Fund and its policies. A current SAI is on file with the SEC, is incorporated by reference, and is legally considered part of this Prospectus.
Shareholder Account Information
For additional information, such as transaction and account inquiries:
Call 800 248 4486, or send your request to:
TCW Funds, Inc. c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
You can obtain copies of reports and other information about the Funds (including the SAI, each Fund’s annual and semi-annual reports to shareholders, and other information such as each Fund’s financial statements) on the EDGAR Database on the SEC’s website at www.sec.gov or by electronic request to publicinfo@sec.gov. A fee will be charged for making copies.
SEC File Number 811‑7170

FEBRUARY 18

2025

Statement of Additional Information

INTERNATIONAL FUND

TCW White Oak Emerging Markets Equity Fund

(Class I: TWOEX; Class N: TWEMX)

This Statement of Additional Information is not a prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus, dated the same date, which describes the TCW White Oak Emerging Markets Equity Fund (the “Fund”), a series of TCW Funds, Inc. This Statement of Additional Information (“SAI”) should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by writing to TCW Funds, Inc., Attention: Investor Relations Department, 515 South Flower Street, Los Angeles, California 90071 or by calling the Investor Relations Department at 800 FUND TCW (800 386 3829). This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. Because the Fund has not yet commenced operations, its audited financial statements are not yet available and are not incorporated by reference in this SAI.

TCW Funds, Inc. | 515 South Flower Street | Los Angeles, California 90071 | 800 FUND TCW (800 386 3829) | www.TCW.com

GENERAL INFORMATION

TCW Funds, Inc. (the “Corporation”) was incorporated as a Maryland corporation on September 15, 1992 and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end, management investment company. The Corporation has acknowledged that the name “TCW” is owned by The TCW Group, Inc. (“TCW”), the parent of TCW Investment Management Company LLC (the “Advisor”). The Corporation has agreed to change its name and the name of its series at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Corporation may enter is terminated.

The Corporation currently consists of 12 series, each of which has separate assets and liabilities. This Statement of Information (“SAI”) pertains to one series of the Corporation, the TCW White Oak Emerging Markets Equity Fund (the “Fund”). The Fund offers two classes of shares: Class I shares and Class N shares.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”). A fund is “diversified” under the 1940 Act if, with respect to 75% of the fund’s total assets, the fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the fund (this limitation does not apply to investments in U.S. government securities or securities of other investment companies). A diversified fund is not subject to this limitation with respect to the remaining 25% of its total assets. A fund, such as the Fund, that is considered non-diversified under the 1940 Act will, however, remain subject to a diversification requirement under applicable tax laws that is less strict than under the 1940 Act.

Shares of the Fund may be exchanged for shares of the Fidelity Prime Money Market Portfolio, which is an unaffiliated, separately managed money market mutual fund, and shares of the Fidelity Prime Money Market Portfolio may be exchanged for shares of the Fund or of another series of the Corporation. For information concerning the Fidelity Prime Money Market Portfolio, please refer to the prospectus for the Fidelity Prime Money Market Portfolio, a copy of which may be obtained by calling (800) 386-3829.

INVESTMENT PRACTICES

The Fund may, but is not required to, utilize, among others, one or more of the strategies or securities, as summarized in the tables below, which supplement the principal investment strategies of the Fund described in the Prospectus. The Fund may also invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with their objectives and restrictions.

Borrowing. Except as described below, the Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, the Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s net assets. The Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowing not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for common stock or other equity securities of the same or a different issuer. Convertible securities provide a conversion right for a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Therefore, they generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the proximity of its price to its value as a nonconvertible fixed income security.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege), and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Derivatives.

Futures Contracts. The Fund may purchase and sell futures contracts, including interest rate, currency, stock and index futures contracts. Subject to certain limitations, the Fund may enter into futures contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

In connection with the purchase or sale of futures contracts, the Fund will comply with the limitations of the derivatives risk management program adopted with respect to the Fund (and the Corporation) under the Derivatives Rule (as explained under “Derivatives Risk”).

The Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If the Advisor anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, the Fund may sell futures contracts. If declining interest rates are anticipated, the Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. The Fund may purchase or sell futures on various currencies in which its portfolio securities are denominated for the purpose of hedging against anticipated changes in currency exchange rates. The Fund will enter into currency futures contracts to “lock in” the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security’s denominated currency vis-a-vis a different currency. The Advisor will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts in its foreign currency transactions and hedging strategy.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

All futures contracts are marked to market and settled daily. The Fund may be required to deposit cash or U.S. government securities, called “variation margin,” with the Fund’s futures commission merchant (“FCM”) to satisfy its losses due to price fluctuations in the futures contract. Conversely, the Fund may request that its FCM deliver any gains due to price fluctuations in the futures account to the Fund’s custodian.

At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund’s position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

Although many futures contracts call for actual commitment or acceptance of securities, the contracts usually are closed out before the settlement date without making or taking delivery. A short futures position is usually closed out by purchasing futures contracts for the same aggregate amount of the underlying instruments and with the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and realize a gain. If the offsetting purchase price exceeds the sales price, the seller would pay the difference and would realize a loss. Similarly, a long futures position is usually closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sales price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

The Fund’s investments in foreign futures will depend on the laws and regulations of the appropriate foreign jurisdiction. None of the Commodity Futures Trading Commission (the “CFTC”), National Futures Association (“NEA”), SEC, or any domestic exchange regulates the trading activities in any foreign exchange or boards of trade or has the power to compel enforcement of the rules of those organizations or any applicable foreign law. As such, foreign futures transactions may not provide the Fund with the same amount of protection as available under U.S. securities and commodities laws.

Options. The Fund may purchase and write (sell) call and put options, including options listed on U.S. or foreign securities exchanges or written in over-the-counter transactions (“OTC Options”). The Fund may purchase and sell American or European style options. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

Exchange-listed options are issued by the Options Clearing Corporation (“OCC”) (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC Option transactions only with brokers or financial institutions deemed creditworthy by the Advisor.

As investment companies registered with the SEC, the Fund must comply with the SEC’s Derivatives Rule and the derivatives risk management program adopted by the Corporation (and the Fund) with respect to the use of derivatives such as options. See “Derivatives Risk.” Alternatively, the Fund may cover a written call option by holding the underlying security or purchasing an offsetting call option (see “Covered Call Writing” below). Similarly, the Fund may cover a written put option by selling the underlying security short at the strike price or purchasing an offsetting put option (see “Covered Put Writing” below).

Covered Call Writing. The Fund may write covered call options on securities, the U.S. dollar and foreign currencies. Generally, a call option is “covered” if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security (currency) subject to the option, or otherwise segregates sufficient cash or other liquid assets to cover the outstanding position. A call option is also covered if the Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the marked to market difference is maintained by the Fund in cash or other liquid assets which the Fund has segregated for this purpose.

The writer of an option receives from the purchaser, in return for a call it has written, a “premium” (i.e., the price of the option). Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

With respect to listed options and certain OTC Options, during the option period, the Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

Covered Put Writing. The Fund may write covered put options. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put option, at the option’s exercise price at any time during the option period, at the purchaser’s election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put option is “covered” if, at all times during the option period, the Fund maintains, in a segregated account, cash or other liquid assets in an amount equal to at least the exercise price of the option. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash or other liquid assets which the Fund holds in a segregated account. In writing a put option, the Fund assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the put option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

Purchasing Call and Put Options. The Fund may purchase a call option in order to close out a covered call position (see “Covered Call Writing” above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. A call option purchased to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call option purchased is likely to be on the same securities (currencies) and have the same terms as the written call option. If purchased over-the-counter, the call option would generally be acquired from the dealer or financial institution which purchased the call option written by the Fund.

The Fund may purchase put options on securities or currencies that it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security or currency were to fall below the exercise price of the put option purchased in an amount greater than the premium paid for the put option, the Fund would incur no additional loss. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option being sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies. In order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be able to sell the foreign currency for a fixed amount of U.S. dollars, thereby “locking in” the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

The Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to the Fund resulting from an increase in the U.S. dollar value of the foreign security. However, the Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. The Fund may also write options to close out long put and call option positions.

The markets for certain foreign currency options are relatively new and the Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Advisor, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and may enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of the Fund’s portfolio.

Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. The Fund also may enter into options on swap agreements (“swap options”).

The Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are derivative instruments entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most other types of swap agreements entered into by the Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). The Fund’s use of swaps will comply with the SEC’s Derivatives Rule and the derivatives risk management program adopted by the Corporation (and the Fund) with respect to the use of derivatives such as swaps. See “Derivatives Risk.”

The Fund also may enter into credit default swap agreements. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements involve greater risks than had the Fund invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).

Currently, certain standardized swap transactions are subject to mandatory exchange trading and/or central clearing. Although central clearing is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison. Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps. Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these funds, and the safeguards established to protect anonymity may not function as expected.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. The Fund may invest in (i) securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, and (ii) securities that are sold in transactions between qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Securities deemed liquid may be deemed illiquid for a time if private placement purchasers or qualified institutional buyers become uninterested or unwilling to purchase these securities.

While maintaining oversight, the Board of Directors of the Corporation (the “Board” or the “Board of Directors”) has delegated to the Advisor the day-to-day functions of determining whether or not individual securities are liquid for purposes of the limitations on investments in illiquid assets. Rule 144A securities and Section 4(a)(2) commercial paper will be considered illiquid and therefore subject to the Fund’s limit on the purchase of illiquid securities unless the Board of Directors or the Advisor determines that the Rule 144A securities or Section 4(a)(2) commercial paper are liquid. In determining the liquidity of a security, the Advisor will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers wishing to purchase or sell the security; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, the mechanics of transfer and whether a security is listed on an electronic for trading the security).

The interest rate on an inverse floater resets in the opposite direction from the designated index to which the interest rate on the inverse floater is tied. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be considered to be illiquid securities for purposes of the Fund’s 15% limitation on investment in illiquid securities.

Investments in Other Investment Company Securities. Under Section 12(d)(1) of the 1940 Act, the Fund may not (i) own more than 3% of the outstanding voting stock of an investment company, (ii) invest more than 5% of its total assets in any one investment company, or (iii) invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies, exchange-traded funds (“ETFs”), business development companies (“BDCs”), real estate investment trusts (“REITs”) and unit investment trusts (“UITs”). Registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) in rules adopted under the 1940 Act, subject to certain conditions. The Fund intends to rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1), if the Fund satisfies certain conditions specified in the rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company). The Fund may also invest in an investment company in excess of the limits of Section 12(d)(1) in “cash sweep” arrangements in which the Fund invests all or a portion of its available cash in a money market fund. Conversely, Rule 12d1-4 also permits other investment companies to invest in the Fund in excess of the limits set forth in Section 12(d)(1), provided that certain conditions of the rule are satisfied, including that the Fund (as an acquired fund) not purchase securities of other investment companies and private funds having an aggregate value in excess of 10% of the Fund’s total assets.

As the shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Any expenses incurred by investing in other investment companies, including advisory fees and operating costs charged by those vehicles, are in addition to the expenses the Fund pays in connection with its own operations. In addition, the Fund would pay brokerage costs associated with its purchases of shares of these vehicles. These limitations do not apply to investments in investment companies that are not registered with the SEC, such as private funds and offshore funds.

Despite the possibility of greater fees and expenses, investments in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for the Fund to invest in such countries. In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Among the types of investment companies in which the Fund may invest are ETFs, which consists of Portfolio Depositary Receipts (“PDRs”) and Index Fund Shares. ETFs are investment companies that invest in a portfolio of securities designed to track a particular market segment or index and whose shares are bought and sold on a securities exchange. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.

PDRs represent interests in a UIT holding a fund of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of a specified foreign or domestic index (an “Index Fund”). Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable. However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT.

Similarly, block sizes of Index Fund Shares, also known as “Creation Units,” are redeemable from the issuing Index Fund. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

The price of ETFs is derived from and based upon the securities held by the UIT or Index Fund, and the Fund investing in ETFs will indirectly bear the risk of those investments.

Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on investments in ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and the Fund may not be able to recover the current value of its investment.

Lending of Portfolio Securities. The Fund may, consistent with applicable regulatory requirements, lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans (i) are callable at any time by the Fund (subject to the notice provisions described below), and (ii) are at all times secured by cash, bank letters of credit, other money market instruments rated A-1, P-1 or the equivalent, or securities of the United States government (or its agencies or instrumentalities) maintained in a segregated account and equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets, including collateral received for securities lent. A loan may be terminated by the borrower on one business day’s notice, or by the Fund on two business days’ notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially. However, loans of portfolio securities will only be made to firms deemed by the Advisor to be creditworthy. Upon termination of a loan, the borrower is required to return the securities to the lending Fund. Any gain or loss in the marketplace during the loan period would inure to the lending Fund. The Fund will pay reasonable finder’s, administrative and custodian fees in connection with a loan of securities. Also voting rights with respect to the loaned securities may pass with the lending of the securities.

Money Market Instruments. The Fund may invest in money market instruments and will generally do so for temporary and defensive purposes only. These instruments include, but are not limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds.

Bank Obligations. Obligations including certificates of deposit, bankers’ acceptances, commercial paper (see below) and other debt obligations of banks subject to regulation by the U.S. government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad).

Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $250,000 in principal amount are not protected by federal deposit insurance).

Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $250,000 principal amount per certificate and to 15% or less of the Fund’s net assets in all such obligations and in all illiquid assets, in the aggregate.

Commercial Paper. Commercial paper rated within the two highest ratings categories by S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) or, if not rated, that is determined by the Advisor to be of comparable quality.

Money Market Mutual Funds. Shares of United States money market investment companies.

Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Repurchase Agreements. Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the restriction on the Fund’s investment in illiquid and restricted securities.

Restricted Securities. The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act or they are otherwise restricted as to sale. Restricted securities may include privately placed securities and securities offered pursuant to Rule 144A under the Securities Act.

Restricted securities are subject to legal and/or contractual restrictions on resale. In some cases, certain restricted securities can be sold without SEC registration to qualified institutional buyers and in accordance with the Fund’s procedures; such restricted securities could be treated as liquid. However, other restricted securities, such as those that are the subject of a private placement, may be illiquid for an extended period of time and will be reported as such.

Reverse Repurchase Agreements. Reverse repurchase agreements involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. In entering into reverse repurchase agreements, the Fund will comply with the limitations of the derivatives risk management program adopted with respect to the Fund (and the Corporation) under the Derivatives Rule (as explained under “Derivatives Risk”).

Short Sales. If the Fund anticipates that the price of a security will decline, it may sell the security “short” (i.e., without owing it) and borrow the same security from a broker or other institution to complete the sale. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is generally taxable as a short term capital gain or loss. In selling securities short, the Fund will comply with the limitations of the derivatives risk management program adopted with respect to the Fund (and the Corporation) under the Derivatives Rule (as explained under “Derivatives Risk”).

The Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Until the security is replaced, the Fund generally is required to pay to the lender amounts equal to any interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would also increase the cost of the security sold. The proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount designated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

Short Sales Against the Box. The Fund may from time to time sell securities “short against the box.” A short sale is “against the box” if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. A short sale of an American Depositary Receipt (“ADR”) is “against the box” if the Fund owns the underlying security represented by the ADR and reasonably believes it will be able to convert the security into the ADR prior to delivery.

To secure its obligation to deliver the securities sold short against the box, the Fund will deposit in a separate collateral account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund may close out a short sale against the box by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, if the Fund wants to, for example, continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short or defer recognition of gain or loss for federal income tax purposes. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box, which result in a “constructive sale,” requiring the Fund to recognize any taxable gain from the transaction.

Sovereign Debt Obligations and Emerging Market Countries. The Fund may invest in sovereign debt and emerging market countries. Political conditions, in terms of a country or agency’s willingness to meet the terms of its debt obligations, are of considerable significance. Investors should be aware that the sovereign debt instruments in which the Fund may invest involve great risk and are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s and S&P.

Sovereign debt generally offers high yields, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets. A foreign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the foreign debtor’s policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may default on their sovereign debt. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

In recent years, some of the emerging market countries in which the Fund may invest have encountered difficulties in servicing their sovereign debt. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations, in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of sovereign debt may be requested to participate in similar rescheduling of such debt.

The ability or willingness of the governments of emerging market countries to make timely payments on their sovereign debt is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could extinguish a country’s trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social and diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund’s investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to services their sovereign debt. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, the Fund’s net asset value, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Warrants. A warrant confers upon its holder the right to purchase an amount of securities at a particular time and price. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When, As and If Issued Securities. The Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Advisor determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. Settlement of the trade will ordinarily occur within three business days of the occurrence of the subsequent event. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. The Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value. The Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. (These types of transactions are negotiated directly with a counterparty, rather than through an exchange.) When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

RISK CONSIDERATIONS

The Fund is subject to certain risk considerations, as summarized in the disclosure below, related to investment practices that it may undertake. The risks described below supplement the principal risks described in the Prospectus. Investors should also review the principal risks for the Fund as disclosed in the Prospectus. Generally, since shares of the Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of the Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in the Fund could go down as well as up. You can lose money by investing in the Fund. There is no guarantee of successful performance, that the Fund’s objective can be achieved or that an investment in the Fund will achieve a positive return. The Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program.

Prospective investors should consider the following risks.

Counterparty Credit Risk

Commodity- and financial-linked derivative instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. To the extent the Fund focuses its investments in a limited number of issuers, it will be more susceptible to the risks associated with those issuers. Certain derivative transactions may or are required to centrally clear, which may reduce counterparty and liquidity risk but will not completely eliminate such risks.

Derivatives Risk

Derivatives may be used for a variety of purposes, including hedging, risk management, portfolio management or income generation. Any or all of the investment techniques previously described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by the Fund is a function of numerous variables, including market conditions. Although the Advisor seeks to use derivatives to further the Fund’s investment objective, no assurance can be given that the use of derivatives will achieve this result.

Derivatives utilized by the Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument, the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Fund may use and the risks of those instruments are described in further detail below. The Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

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Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Fund’s interests. The Fund bears the risk that the Advisor may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

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Derivatives may be subject to pricing or “basis” risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•	Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Fund.

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Using derivatives as a hedge against a portfolio investment subjects the Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

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While using derivatives for hedging purposes can reduce the Fund’s risk of loss, it may also limit the Fund’s opportunity for gains or result in losses by offsetting or limiting the Fund’s ability to participate in favorable price movements in portfolio investments.

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Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

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The use of certain derivatives transaction involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (i.e., the counterparty) or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreement related to the transaction.

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Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

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Certain derivatives transactions are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such over-the-counter (“OTC”) derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Advisor in accordance with guidelines established by the Board. Where no such counterparty is available, the Fund will be unable to enter into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the liquidity that is afforded to exchange participants will not be available to the Fund as a participant in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the Fund would bear greater risk of default by the counterparties to such transactions.

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The Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

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As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Certain derivatives may be considered illiquid and therefore subject to the Fund’s limitation on investments in illiquid securities.

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Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on the Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, which was signed into law in 2010, granted significant authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Fund.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), which became effective as of August 19, 2022. The Derivatives Rule replaces previous SEC and staff guidance with an updated, comprehensive framework for registered investment companies’ use of derivatives. Among other changes, the Derivatives Rule requires an investment company to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and testing requirements, and comply with requirements related to board and SEC reporting. These requirements apply to a fund except for those funds that qualify as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. The requirements of the Derivatives Rule may limit the Fund’s ability to engage in derivatives transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund. The rule also may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments. There may be additional regulation of the use of derivatives transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Currency Derivatives Risk. Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is not systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Fund to respond to such events in a timely manner.

Futures Contracts and Options on Futures Risk. There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by the Fund is subject to the ability of the Advisor to correctly predict movements in the direction of interest rates or changes in market conditions. In addition, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of the hedge.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If the Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to the Fund, if the Fund is not successful in employing such instruments in managing the Fund’s investments, the Fund’s performance will be worse than if the Fund did not make such investments.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund’s ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund’s transactions effected on foreign exchanges.

In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Advisor.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Advisor’s opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

Options Transactions Risk. The effective use of options depends on the Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised.

In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. government securities or other high grade short-term obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

The Fund’s ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

Among the possible reasons for the absence of a liquid secondary market on an exchange are: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or the OCC or other relevant clearing corporation to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the relevant clearing corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC Option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Fund’s management.

Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Swap Agreements Risk. Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Advisor to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because bilateral swaps are two-party contracts and because they may have terms of greater than seven days, these agreements may be considered to be illiquid investments. Illiquidity may make it more difficult for the Fund to enter or close swap transactions at opportune times, which could cause the Fund to lose value or forgo advantageous investment positions. Similarly, swap agreements can be complex and difficult to price objectively. Moreover, the Fund bears the risk of loss of the amount expected to be received under a bilateral swap agreement in the event of the default or bankruptcy of the swap agreement counterparty. As a result of new rules adopted in 2012, certain standardized swaps are currently subject to mandatory central clearing. Central clearing is designed to decrease counterparty risk and increase liquidity, as compared to bilateral swaps. However, central clearing does not eliminate such risks. Further, central clearing may require the Fund to post margin that may be greater than the collateral that would have been required under a bilateral agreement. The Fund will enter into uncleared swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. It is possible that future developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements, realize amounts to be received under such agreements, make full use of swaps transactions, or otherwise profit from such agreements. In addition, swaps may also subject the Fund to leveraging risk by exposing the Fund to potential profits and losses based on the full notional amount underlying the swap with through just a small initial investment. The Fund’s use of leverage may reduce the Fund’s returns and increase its volatility.

Developing or Emerging Market Countries Risk

Investing in securities of developing or emerging market countries involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.

Political and economic structures in many developing or emerging markets countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

The securities markets of developing or emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many developing or emerging securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

In addition, developing or emerging market countries’ exchanges’ and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in developing or emerging markets than in developed countries. As a result, the Fund, which invests in developing or emerging market countries, will have operating expenses that are expected to be higher than other funds investing in more established market regions.

Many of the developing or emerging market countries may be subject to greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which the Fund invests and adversely affect the value of the Fund’s assets. Economies in developing or emerging market countries may also be more susceptible to natural and man-made disasters, such as earthquakes, tsunamis, terrorist attacks, or adverse changes in climate or weather. In addition, many developing or emerging market countries with less established health care systems have experienced outbreaks of pandemic or contagious diseases from time to time, including, but not limited to, coronavirus, Ebola, Zika, avian flu, severe acute respiratory syndrome, and Middle East Respiratory Syndrome. The risks of such phenomena and resulting social, political, economic and environmental damage cannot be quantified. These events can exacerbate market volatility as well as impair economic activity, which can have both short- and immediate-term effects on the valuations of the companies and issuers in which the Fund invests.

In certain developing or emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most developing or emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing or emerging market countries.

Many developing and emerging market countries are highly dependent on the sale of commodities. The value of various commodities has declined recently, and can be volatile. Commodities markets can affect general economic conditions in those countries as well as specific companies.

Many of the currencies of developing or emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on the Fund. Many developing or emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

Special Considerations Regarding China. Investments in companies located or operating in China, including Hong Kong, involve risks not typically associated with investments in Western nations, such as nationalization, expropriation, or confiscation of property; difficulty in obtaining and/or enforcing judgments; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of China; and China’s dependency on the economies of other Asian countries, many of which are developing countries. Further, health events, such as the recent coronavirus outbreak, may continue to cause uncertainty and volatility in the Chinese economy. Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, quota limitations, and clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, or as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. The Fund may be forced to sell these restricted or illiquid securities and incur a loss as a result. Export growth continues to be a major driver of China’s rapid economic growth; a reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers (or the threat thereof), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about trade tariffs and a potential trade war between the United States and certain foreign countries, including China. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry with a potentially negative impact to the Fund.

In addition, the political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue that has included threats of invasion by China. Political or economic disturbances (including an attempted unification of Taiwan by force), as well as any economic sanctions implemented in response, may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and/or Taiwan would likely have a significant adverse impact on the value of investments in both countries and on economies, markets and individual securities globally.

The Fund may invest a significant portion of its assets in issuers based in or operating in China. The Fund may gain exposure to certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In China, ownership of companies in certain sectors by non-Chinese individuals and entities (including U.S. persons and entities, such as the Fund) is prohibited. To facilitate indirect non-Chinese investment, many China-based operating companies have created VIE structures. In a VIE structure, a China-based operating company establishes an entity outside of China that enters into service and other contracts with the China-based operating company. Shares of the entities established outside of China are often listed and traded on an exchange. Non-Chinese investors (such as the Fund) hold equity interests in the entities established outside of China rather than directly in the China-based operating companies. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. An investment in a VIE structure subjects the Fund to the risks associated with the underlying China-based operating company. In addition, the Fund may be exposed to certain associated risks, including the risks that: the Chinese government could subject the China-based operating company to penalties, revocation of business and operating licenses or forfeiture of ownership interests; the Chinese government may outlaw the VIE structure, which could cause an uncertain negative impact to existing investors in the VIE structure; if the contracts underlying the VIE structure are not honored by the China-based operating company or if there is otherwise a dispute, the contracts may not be enforced by Chinese courts; and shareholders of the China-based operating company may leverage the VIE structure to their benefit and to the detriment of the investors in the VIE structure. If any of these actions were to occur, the market value of the Fund’s investments in VIEs would likely fall, causing investment losses, which could be substantial, for the Fund.

Special Considerations Regarding India. The Indian government has exercised, and continues to exercise, significant influence over many aspects of the Indian economy. Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In addition, the availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors. In India, only certain foreign entities are permitted to invest in exchange-traded securities, subject to the conditions specified in Indian guidelines and regulations. There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Fund to reach its investment objective or repatriate its income, gains and initial capital from India. The Fund may gain exposure to certain operating companies in India through participatory notes. See “Participatory Notes” below.

A high proportion of the shares of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the Fund. In addition, further issuances (or the perception that such issuances may occur) of securities by Indian issuers in which the Fund has invested could dilute the earnings per share of the Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.

Certain sectors, such as telecommunications or banking, have restrictions that limit foreign investment above a specified percentage (or require regulatory approval to exceed that percentage). In addition, Indian takeover regulations contain certain provisions that may delay, deter, or prevent a future takeover or change in control of Indian companies. Those regulations may discourage or prevent a third-party from acquiring control of an Indian company, even if a change in control would result in the purchase of equity shares of such company at a premium to the market price or would otherwise be beneficial to the Fund. Certain reports also are required to be made upon reaching the specified levels under the Indian takeover regulations. Because FPIs are required to report the acquisition or divestment of shares of Indian companies with Indian regulators upon crossing certain thresholds, the Fund may be required to submit reports in accordance with applicable laws.

The ability of the Fund to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from their investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999, and the rules, regulations and notifications issued thereunder. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of the Fund to repatriate their income and capital. Such conditions or modifications may prompt the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) to suspend redemptions of the Fund’s shares for up to the period allowed by the 1940 Act, which is seven days, except in certain limited circumstances. If for any reason the Fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code.

Religious and border disputes persist in India. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy. Escalating tensions between India and Pakistan could impact the broader region. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. Recent attacks by terrorists believed to be based in Pakistan against India have further damaged relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect the Fund’s investments.

Foreign Currency Risk

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets (as measured in United States dollars) of the Fund, which invests in foreign securities, will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency future and forward contracts. However, it is not obligated to do so and, depending on the availability and cost of these devices, the Fund may be unable to use them to protect against currency risk. While foreign currency future and forward contracts may be available, the cost of these instruments may be prohibitively expensive so that the Fund may not to be able to effectively use them.

Foreign Securities Risk

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. As compared to companies located in the United States, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Fund. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund’s portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issues.

The European financial markets have continued to experience volatility because of concerns about economic downturns and about high and rising government debt levels of several countries in the European Union (the “EU”) and Europe generally. These events have adversely affected the exchange rate of the Euro and the European securities markets, and may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments. Responses to the financial problems by EU governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

On January 31, 2020, the United Kingdom (“U.K.”) officially withdrew from the EU (a process now commonly referred to as “Brexit”). Certain aspects of the relationship between the U.K. and EU remain unresolved and subject to further negotiation and agreement. Consequently, there remains uncertainty as to the scope, nature and terms of the relationship between the U.K. and the EU and the long-term effect and implications of Brexit. The actual and potential consequences of Brexit, and the associated uncertainty, have adversely affected, and for the foreseeable future may continue to adversely affect, economic and market conditions in the U.K., in the EU and its member states and elsewhere, and may also contribute to uncertainty and instability in global financial markets. This uncertainty may, at any stage, adversely affect the Fund and its investments. There may be detrimental implications for the value of the Fund’s investments and/or its ability to implement its investment program. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund’s investments.

Russia’s invasion of Ukraine in February 2022, the resulting responses by the U.S. and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The U.S. and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the U.S. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Recently, the Israel-Hamas war and armed conflict among other militant groups in the Middle East have resulted in significant loss of life and increased volatility in the region. The ongoing conflicts between Israel, Hamas and other militant groups and the involvement of the United States and other countries could present material uncertainty and risk with respect to the Fund’s performance and ability to achieve its investment objective. The extent and duration of the military action and any market disruptions are impossible to predict, but could be substantial.

In addition, the political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue that has included threats of invasion by China. Political or economic disturbances (including an attempted unification of Taiwan by force), as well as any economic sanctions implemented in response, may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and/or Taiwan would likely have a significant adverse impact on the value of investments in both countries and on economies, markets and individual securities globally, which could negatively affect the value and liquidity of the Fund’s investments.

Furthermore, the current political climate has intensified concerns about trade tariffs and a potential trade war between the United States and certain foreign countries, including China, Mexico and Canada, among others. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry with a potentially negative impact to the Fund.

General Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. Returns from the securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about type of security, market reactions to political or economic events, including litigation, tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

The Fund is also subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including the Advisor, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Increased Reliance on Data Analytics Risk

In recent years, the asset management business has become increasingly dependent on data analytics to support portfolio management, investment operations and compliance. The Advisor’s regulators have also substantially increased the extent and complexity of the data analytic component of compliance requirements. A failure to source accurate data from third parties or to correctly analyze, integrate or apply data could result in operational, trade or compliance errors, could cause portfolio losses, and could lead to regulatory concerns.

Large Shareholder Redemption Risk

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these account holders of their shares in the Fund may impact the Fund’s liquidity and net asset value. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

Participatory Notes

Participatory notes or “P-notes” are issued by banks or broker-dealers (often associated with non-U.S.-based brokerage firms) and are designed to replicate the performance of certain securities or markets. Typically, purchasers of P-notes are entitled to a return measured by the change in value of an identified underlying security or basket of securities. The price, performance, and liquidity of the P-note are all linked directly to the underlying security. The holder of a P-note note may be entitled to receive any dividends paid in connection with the underlying security, which may increase the return of a P-note, but typically does not receive voting or other rights as it would if it directly owned the underlying security. The Fund’s ability to redeem or exercise a P-note generally is dependent on the liquidity in the local trading market for the security underlying the note. P-notes are commonly used when a direct investment in the underlying security is restricted due to country-specific regulations.

P-notes are a type of equity-linked derivative, which are generally traded over-the-counter and, therefore, will be subject to the same risks as other over-the-counter derivatives. The performance results of P-notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in P-notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. P-notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a P-note is relying on the creditworthiness of such banks or broker-dealers and has no rights under the note against the issuer of the security underlying the note. In addition, there is no guarantee that a liquid market for a P-note will exist or that the issuer of the note will be willing to repurchase the note when the Fund wishes to sell it. Because a P-note is an obligation of the issuer of the note, rather than a direct investment in shares of the underlying security, the Fund may suffer losses potentially equal to the full value of the P-note if the issuer of the note fails to perform its obligations.

Repurchase Agreements Risk

In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, the Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss. The Fund follows procedures designed to minimize the risks associated with repurchase agreements, including effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement.

Restricted Securities Risk

The Fund may acquire securities through private placements. These securities are typically sold directly to a small number of investors, usually institutions or mutual funds. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

In addition, the Fund may invest in securities sold pursuant to Rule 144A under the Securities Act. Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. However, investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Restricted securities, including private placements, are subject to legal and contractual restrictions on resale. This may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

The Advisor, pursuant to procedures adopted by the Board of Directors, will make a determination as to the liquidity of each private placement or restricted security purchased by the Fund. If such security is determined to be “liquid,” it will not be included within the category “illiquid securities,” which under the Fund’s current policies may not exceed 15% of the Fund’s net assets. To the extent the Fund owns private placements or restricted securities, these securities may involve liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value these securities because this valuation may require more research and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. Securities that are not readily marketable will be valued by the Fund pursuant to procedures adopted by the Board of Directors.

Reverse Repurchase Agreements Risk

Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are considered borrowings by the Fund. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of a least 300% of all borrowings. The Fund does not expect to engage in reverse repurchase agreements (together with other borrowings of the Fund) with respect to greater than 30% of the Fund’s total assets.

Stock Market Risk

The Fund is subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Fund’s share price is likely to decline in value. The Fund’s focus on certain types of stocks (such as small or large cap) and style of investing (such as value or growth) subjects it to the risk that its performance may be lower than that of other types of equity funds that focus on other types of stocks or that have a broader investment style (such as general market).

Temporary Defensive Positions Risk

The Advisor may temporarily invest up to 100% of the Fund’s assets in high quality short-term money market instruments if it believes adverse market, economic, political or other conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

INTERFUND BORROWING AND LENDING

The SEC has issued an exemptive order permitting the Fund to borrow money from and lend money to each other, as well as other funds managed by the Advisor and Metropolitan West Asset Management, LLC, an affiliate of the Advisor. The Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in overnight repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. In addition, the Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment restrictions, policies, limitations and organizational documents. A borrowing Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment of an interfund borrowing to a lending Fund could result in lost investment opportunities or additional borrowing costs. The Board of Directors is responsible for overseeing and periodically reviewing the interfund lending program.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Advisor intends to manage the Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in the Fund’s current income available for distribution to its shareholders. While the Fund is not managed with the intent of generating short-term capital gains, the Fund may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Advisor, an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or markdown of the price.

The portfolio turnover rate of the Fund cannot be accurately predicted. Because the Fund has not yet commenced operations, no portfolio turnover information is available as of the date of this SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Pursuant to a Subadvisory Agreement (see “Investment Subadvisory Agreement” below) with White Oak Capital Partners Pte. Ltd., the Fund’s subadvisor (the “Subadvisor”), the Subadvisor is responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Subadvisor shall not direct orders to an affiliated person of the Subadvisor without general prior authorization to use such affiliated broker or dealer by the Board of Directors. In general, the Subadvisor’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances. In selecting a broker-dealer to execute each particular transaction, the Subadvisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Advisor and the Board of Directors may determine, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by the Subadvisory Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Subadvisor a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadvisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadvisor’s or Advisor’s overall responsibilities with respect to the Fund or other advisory clients. The Subadvisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor or any affiliate of either. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine. The Subadvisor will report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.

On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Subadvisor, the Subadvisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

INVESTMENT RESTRICTIONS

The Fund is subject to fundamental and non-fundamental investment policies and limitations. A fundamental policy affecting a particular Fund may not be changed without the vote of “a majority of the outstanding voting securities” of the Fund. Under the 1940 Act, “a majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. Non-fundamental policies may be changed by a majority vote of the Board of Directors at any time.

Investment Restrictions for the Fund

The investment restrictions numbered 1 through 8 below have been adopted as fundamental policies (except as otherwise provided in 1), and the investment restrictions numbered 9 through 11 have been adopted as non-fundamental policies.

1. The Fund will not borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities; (b) the Fund may enter into reverse repurchase agreements; and (c) the Fund may enter into futures contracts for hedging purposes subject to the conditions set forth in paragraph 8 below. The total amount borrowed by the Fund (including, for this purpose, reverse repurchase agreements and mortgage dollar rolls) at any time will not exceed 30% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. As an operating policy, whenever borrowings pursuant to (a) exceed 5% of the value of the Fund’s total assets, the Fund will not purchase any securities.

2. The Fund will not issue senior securities as defined in the 1940 Act, provided that the Fund may (a) enter into repurchase agreements; (b) purchase securities on a when-issued or delayed delivery basis; (c) purchase or sell financial futures contracts or options thereon; and (d) borrow money in accordance with the restrictions described in paragraph 1 above.

3. The Fund will not underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act by virtue of disposing of portfolio securities.

4. The Fund will not purchase any securities that would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that this limitation shall not apply to the Fund’s purchase of U.S. government securities. In determining industry classifications for foreign issuers, the Fund will use reasonable classifications that are not so broad that the primary economic characteristics of the companies in a single class are materially different. The Fund will determine such classifications of foreign issuers based on the issuer’s principal or major business activities. In addition, the Fund will look through to the industry weightings of underlying investment companies in applying this restriction.

5. The Fund will not invest in real estate, real estate mortgage loans, residual interests in Real Estate Mortgage Investment Conduits (REMICs), oil, gas and other mineral leases (including other universal exploration or development programs), or real estate limited partnerships, except that the Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests.

6. The Fund will not make loans of cash except by purchasing qualified debt obligations or entering into repurchase agreements.

7. The Fund may effect short sales of securities or maintain a short position only if the Fund at the time of sale either owns or has the right to acquire at no additional cost securities equivalent in kind and amount to those sold.

8. The Fund will not invest in commodities or commodities contracts, except that the Fund may enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts does not exceed 5% of the value of the Fund’s total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

9. The Fund will not purchase securities on margin, except that the Fund may obtain any short-term credits necessary for clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts and related options will not be deemed to be a purchase of securities on margin.

10. The Fund will not purchase the securities of an issuer for the purpose of acquiring control or management thereof.

The percentage limitations contained in the restrictions listed above apply, with the exception of (1), at the time of purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund.

For purposes of applying the terms of investment restriction number 4, the Advisor will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which the Fund may invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. The Advisor will use its best efforts to assign each issuer to the category which it believes is most appropriate. Additionally, the Fund interprets its policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry, as determined by the Advisor.

DIRECTORS AND OFFICERS

Management Information

The Board of Directors is responsible for overseeing the Fund’s affairs. The Board of Directors currently consists of nine Directors, seven of whom are not “interested persons” of the Corporation (the “Independent Directors”) and two of whom are “interested persons” of the Corporation (the “Interested Directors”), as defined in the 1940 Act. Detailed information about the Directors and officers of the Corporation, including their names, addresses, ages and principal occupations for the last five years, is set forth in the table below. “Fund Complex” refers to the Corporation (consisting of 11 portfolios as of December 31, 2024, TCW Strategic Income Fund, Inc. (“TSI”) (consisting of 1 portfolio as of December 31, 2024), TCW ETF Trust (consisting of 11 portfolios as of December 31, 2024), TCW Metropolitan West Funds (consisting of 9 portfolios as of December 31, 2024), and TCW Private Asset Income Fund (consisting of 1 portfolio as of December 31, 2024). As of February 18, 2025, the Corporation consisted of 12 portfolios.

Name and Year of Birth(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(3)	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
INDEPENDENT DIRECTORS
Patrick C. Haden (1953) Vice Chairman of the Board	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm).	Auto Club (affiliate of AAA); TCW Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).	34

Martin Luther King III(4) (1957)	Mr. King has served as a director of TCW Funds, Inc. since February 2024.	President and Chief Executive Officer (since 1998), The King Center (non-profit organization). Since January 2006, he has served as Chief Executive Officer of Realizing the Dream, a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980.	TCW Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).	34

Name and Year of Birth(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(3)	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
INDEPENDENT DIRECTORS
Peter McMillan (1957)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005 – 2019), KBS Capital Advisors (a manager of real estate investment trusts).	Pacific Oak Strategic Opportunity REIT (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); TCW Metropolitan West Funds (mutual fund); TCW DL VII Financing LLC (private fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).	34

Victoria B. Rogers (1961)	Ms. Rogers has served as a director of TCW Funds, Inc. since October 2011.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Norton Simon Museum (art museum); Causeway Capital Management Trust (mutual fund); The Rose Hills Foundation (charitable foundation); Saint John’s Health Center Foundation (charitable foundation); TCW Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).	34

Name and Year of Birth(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(3)	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Robert G. Rooney(4) (1957)	Mr. Rooney has served as a director of TCW Funds, Inc. since February 2024.	Founder (since August 2022), RGR Advisors CT, LLC (financial advisory firm); Senior Financial Advisor (August 2020 – March 2021), Chief Financial and Administrative Officer (November 2018 – August 2020), REEF Technology (real estate and technology services company).	TCW Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).	34

Michael Swell(4) (1966)	Mr. Swell has served as a director of TCW Funds, Inc. since February 2024.	Retired (since 2021); Partner and Managing Director (2007-2021), Goldman Sachs Asset Management (asset management company).	TCW Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund); Apollo Realty Income Solutions Inc. (nontraded real estate investment trust).	34

Andrew Tarica (1959) Chairman of the Board	Mr. Tarica has served as a director of TCW Funds, Inc. since March 2012.	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); Employee (2003 – January 2022), Cowen Prime Services (broker-dealer).	TCW Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company); TCW Star Direct Lending, LLC (business development company); TCW Spirit Direct Lending, LLC (business development company); TCW ETF Trust (exchange–traded fund); TCW Private Asset Income Fund (closed-end fund).	34

Name, Year of Birth and Position(s) with the Funds(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(5)	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
INTERESTED DIRECTORS

Megan McClellan(4) (1978)	Ms. McClellan has served as a director of TCW Funds, Inc. since February 2024 and as President and Principal Executive Officer since December 2023.	Group Managing Director (since July 2023), the Advisor, The TCW Group, Inc., TCW LLC, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; President and Principal Executive Officer (since December 2023), TCW Metropolitan West Funds, TCW ETF Trust, TCW Strategic Income Fund, Inc., and (since September 2024) TCW Private Asset Income Fund; Managing Director (2013-2023), J.P. Morgan Asset Management.	TCW Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).	34

Patrick Moore(4) (1964)	Mr. Moore has served as a director of TCW Funds, Inc. since February 2024.	Group Managing Director (since 2000), the Advisor, TCW Asset Management Company LLC, TCW LLC and Metropolitan West Asset Management, LLC. Mr. Moore is a member of the CFA Institute.	TCW Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).	34

Name, Year of Birth and Position(s) with the Funds(1)	Position(s) Held with TCW Funds, Inc.	Principal Occupation(s) During Past 5 Years(5)	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

OFFICERS OF THE CORPORATION WHO ARE NOT DIRECTORS

Lisa Eisen (1963) Tax Officer	Ms. Eisen has served as Tax Officer of TCW Funds, Inc. since December 2016.	Tax Officer (since December 2016), TCW Metropolitan West Funds, TCW Strategic Income Fund, Inc., (since December 2023), TCW ETF Trust, and (since September 2024), TCW Private Asset Income Fund; Managing Director and Director of Tax (since August 2016), TCW LLC.	N/A	N/A

Drew Bowden (1961) Executive Vice President	Mr. Bowden has served as Executive Vice President of TCW Funds, Inc. since December 2023.	Executive Vice President, General Counsel and Secretary (since September 2023), the Advisor, Metropolitan West Asset Management, LLC, The TCW Group, Inc., TCW Asset Management Company LLC, TCW LLC and (since September 2024), TCW Asset Backed Finance Management Company LLC; Executive Vice President (since December 2023), TCW Metropolitan West Funds, TCW ETF Trust and TCW Strategic Income Fund, Inc., and (since September 2024), TCW Private Asset Income Fund; Chief Operating Officer (August 2021- September 2023) Western Asset Management Company; Executive Vice President and General Counsel (March 2020-February 2021) and Senior Vice President and General Counsel (May 2015-March 2020), Jackson Financial Inc.	N/A	N/A

Name, Year of Birth and Position(s) with the Funds(1)	Position(s) Held with TCW Funds, Inc.	Principal Occupation(s) During Past 5 Years(5)	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Gladys Xiques (1973) Chief Compliance Officer and AML Officer	Ms. Xiques has served as Chief Compliance Officer and AML Officer of TCW Funds, Inc. since January 2021.	Chief Compliance Officer and AML Officer (since January 2021), TCW Strategic Income Fund, Inc., TCW Metropolitan West Funds and (since September 2024), TCW Private Asset Income Fund; Group Managing Director and Global Chief Compliance Officer (since January 2021), TCW LLC, the Advisor, Metropolitan West Asset Management, LLC, and TCW Asset Management Company LLC; Global Chief Compliance Officer (since January 2021), The TCW Group, Inc., and (since September 2024), TCW Asset Backed Finance Management Company LLC; Senior Vice President (February 2015 – December 2020), TCW LLC, the Advisor, Metropolitan West Asset Management, LLC, and TCW Asset Management Company LLC.	N/A	N/A

Richard M. Villa (1964) Treasurer, Principal Financial Officer, and Principal Accounting Officer	Mr. Villa has served as Treasurer, Principal Financial Officer, and Principal Accounting Officer of TCW Funds, Inc. since February 2014.	Executive Vice President, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC and (since July 2008), the Advisor, The TCW Group, Inc., and TCW Asset Management Company LLC; Chairman, Executive Vice President and Chief Financial Officer (since September 2024), TCW Asset Backed Finance Management Company LLC; Treasurer, Principal Financial Officer and Principal Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc. (since February 2021), TCW Metropolitan West Funds and (since September 2024), TCW Private Asset Income Fund.	N/A	N/A

Name, Year of Birth and Position(s) with the Funds(1)	Position(s) Held with TCW Funds, Inc.	Principal Occupation(s) During Past 5 Years(5)	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Peter Davidson (1972) Vice President and Secretary	Mr. Davidson has served as Vice President and Secretary of TCW Funds, Inc. since September 2022 and December 2023, respectively.	Senior Vice President, Associate General Counsel and Assistant Secretary (since July 2022), the Advisor, Metropolitan West Asset Management, LLC, TCW Asset Management Company LLC, TCW LLC and (since September 2024), TCW Asset Backed Finance Management Company LLC; Vice President and Assistant Secretary (September 2022-December 2023), TCW Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Vice President and Secretary (since December 2023), TCW Metropolitan West Funds, TCW Strategic Income Fund, Inc., TCW ETF Trust, and (since September 2024), TCW Private Asset Income Fund; Assistant General Counsel – Investment Products and Advisory Services (2020 – July 2022), The Northwestern Mutual Life Insurance Company; Associate General Counsel (2019 – August 2020), Resolute Investment Managers.	N/A	N/A

Eric Chan (1978) Assistant Treasurer	Mr. Chan has served as Assistant Treasurer of TCW Funds, Inc. since 2009.	Managing Director of Fund Operations (since November 2006), Metropolitan West Asset Management, LLC and (since 2009), the Advisor, TCW Asset Management Company LLC and TCW LLC; Assistant Treasurer (since 2010), TCW Metropolitan West Funds, (since 2009) TCW Strategic Income Fund, Inc., and (since September 2024), TCW Private Asset Income Fund. Mr. Chan is a Certified Public Accountant.	N/A	N/A

(1)	The address of each Independent Director, Interested Director and officer is c/o The TCW Group, Inc., 515 South Flower Street, Los Angeles, CA 90071.
(2)

Members of the Board of Directors recognize the value of having a retirement policy and that having such a policy is consistent with best practices in the mutual fund industry. For that reason, the Board has adopted the following retirement policy (the “Policy”): A member of the Board shall be required to retire from the Board (and any committee(s) of the Board on which he or she serves) no later than the first regular quarterly meeting of the Board next held after that Board member reaches his or her 75th birthday; provided, however, that the affected Board member may continue to serve as a member of the Board (and member of committee(s) of the Board) for one or more successive one-year periods, or such shorter extension periods, as shall be approved by a unanimous secret vote of the other members of the Board then serving. Any member of the Board who has already reached his or her 75th birthday at the time of adoption of the Policy shall be automatically granted a two-year extension term, subject to any prior resignation or removal as a member of the Board before the expiration of that two-year term. Any continuation of that Board member’s service beyond that two-year extension would be subject to the vote requirement previously specified above.

(3)	Positions with company may have changed over time.
(4)	Messrs. King, Moore, Rooney, and Swell and Ms. McClellan were elected as Directors of the Corporation, effective February 15, 2024.
(5)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

Leadership Structure

The Board of Directors is responsible for the overall management of the Corporation, including general supervision of the duties performed by the Advisor and other service providers in accordance with the provisions of the 1940 Act, other applicable laws and the Corporation’s Articles of Incorporation and By-Laws. The Board of Directors meets in regularly scheduled meetings throughout the year. It is currently composed of nine Directors, including seven Independent Directors. As discussed below, the Board of Directors has established three committees to assist the Board of Directors in performing its oversight responsibilities.

The Board of Directors has appointed an Independent Director to serve as its Chairman. The Chairman’s primary role is to set the agenda of the Board of Directors and determine what information is provided to the Board of Directors with respect to matters to be acted upon by the Board of Directors. The Chairman presides at all meetings of the Board of Directors and leads the Board of Directors through its various tasks. The Chairman also acts as a liaison with management in carrying out the Board of Directors’ functions. The Chairman also performs such other functions as may be requested by the Board of Directors from time to time. The designation of Chairman does not impose any duties, obligations or liabilities that are greater than the duties, obligations or liabilities imposed on such person as a member of the Board of Directors generally.

Risk Oversight

Through its direct oversight role, and indirectly through its committees, the Board of Directors performs a risk oversight function for the Corporation consisting, among other things, of the following activities:

General Oversight. The Board of Directors regularly meets with, or receives reports from, the officers of the Corporation and representatives of key service providers to the Corporation, including the Advisor, administrator, transfer agent, custodian and independent registered public accounting firm, to review and discuss the operational activities of the Corporation and to provide direction with respect thereto.

Compliance Oversight. The Board of Directors reviews and approves the procedures of the Corporation established to ensure compliance with applicable federal securities laws. The Board of Directors keeps informed about how the Corporation’s operations conform to its compliance procedures through regular meetings with, and reports received from, the Corporation’s Chief Compliance Officer and other officers.

Investment Oversight. The Board of Directors monitors investment performance during the year through regular performance reports from management with references to appropriate performance measurement indices. The Board of Directors also receives focused performance presentations on a regular basis, including special written reports and oral presentations by portfolio managers. In addition, the Board of Directors monitors the Fund’s investment practices and reviews the Fund’s investment strategies with management and receives focused presentations.

Valuation Oversight. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors has designated the Advisor as the “Valuation Designee” for purposes of making fair valuation determinations with respect to the Fund’s portfolio holdings, subject to oversight by the Board. The Board of Directors receives regular reports on the use of fair value prices and the effectiveness of the Fund’s valuation procedures.

Financial Reporting. Through its Audit Committee, the Board of Directors meets regularly with the Corporation’s independent registered public accounting firm to discuss financial reporting matters, the adequacy of the Corporation’s internal controls over financial reporting, and risks to accounting and financial reporting matters.

Committees

Audit Committee. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Corporation with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee also reviews compliance with the Code of Ethics by the executive officers, directors and investment personnel of the Advisor. The Audit Committee consists of Ms. Rogers and Messrs. Haden, King, McMillan, Rooney, Swell and Tarica. Each Audit Committee member is an Independent Director. During the fiscal year ended October 31, 2024, the Audit Committee held four meetings.

Nominating and Governance Committee (formerly, the Nominating Committee). The Nominating and Governance Committee makes recommendations to the Board of Directors regarding nominations for membership on the Board of Directors. It evaluates candidates’

qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Advisor and other principal service providers of the Corporation. The Nominating and Governance Committee periodically reviews director compensation and recommends any appropriate changes to the Board. The Nominating and Governance Committee also reviews, and may make recommendations to the Board of Directors relating to those, issues that pertain to the effectiveness of the Board in carrying out its responsibilities of overseeing the management of the Corporation and also considers general matters of Company governance and operations of the Board of Directors. The Nominating and Governance Committee consists of Ms. Rogers and Messrs. Haden, King, McMillan, Rooney, Swell and Tarica. Each Nominating and Governance Committee member is an Independent Director. During the fiscal year ended October 31, 2024, the Nominating and Governance Committee held three meetings.

The Nominating and Governance Committee will consider potential director candidates recommended by shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Corporation’s Directors Nominating and Governance Committee Charter and are not “interested persons” of the Corporation within the meaning of the 1940 Act. In determining procedures for the submission of potential candidates by shareholders and any eligibility requirements for such nominees and for the shareholders submitting the nominations, the Nominating and Governance Committee has looked to recent SEC promulgations regarding director nominations for guidance.

Additional Information About the Directors

The Corporation seeks as Directors individuals of distinction and experience in business or finance, government service or academia. In determining that a particular person was and continues to be qualified to serve as a Director, the Board of Directors has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Director, including those described below, the Board has determined that each of the current Directors is qualified to serve as a Director of the Corporation. In addition, the Board of Directors believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills that allow the Board of Directors to operate effectively in governing the Corporation and protecting the interests of shareholders.

Patrick C. Haden. Mr. Haden, the Independent Vice Chairman of the Board of Directors, is President of Wilson Ave. Consulting. From July 2016 through June 2017, Mr. Haden served as the Senior Advisor to the President of the University of Southern California. He also currently serves on the board of directors of Auto Club, an affiliate of AAA, the TCW Metropolitan West Funds, TCW ETF Trust, TSI and TCW Private Asset Income Fund. Previously, he was the Athletic Director of the University of Southern California. Mr. Haden is a Rhodes Scholar and prior to August 2010, was a member of the board of trustees of the University of Southern California.

Martin Luther King III. Mr. King is a nationally prominent community leader and organizer. He has had leadership positions with various community organizations, including serving as President and Chief Executive Officer of The King Center (since 1998) and as Chief Executive Officer of Realizing the Dream (since January 2006). He has served on the boards of TCW Metropolitan West Funds since 1997, TCW ETF Trust since February 2024 and TSI and TCW Private Asset Income Fund since September 2024.

Megan McClellan. Ms. McClellan is Head of Corporate Strategy for TCW. In this role, she develops and implements long-term strategic plans for TCW focused on growth and innovation with President and CEO Katie Koch. Prior to joining TCW, Ms. McClellan spent more than 15 years at J.P. Morgan where she held a number of senior roles across the firm, including Global Head of Private Credit, CFO of Asset Management, and Head of U.S. Fixed Income for Wealth Management. Prior to her leadership roles, Ms. McClellan was a fixed income trader and portfolio manager. She has served on the boards of TCW Metropolitan West Funds, TCW ETF Trust since February 2024 and TCW Private Asset Income Fund since September 2024. Active in the community, Ms. McClellan serves as Co-Chair for the Philips Andover Academy Development Board and as a Member of the Board of the Block Island Maritime Institute. She volunteers with the SPCA of Westchester County.

Peter McMillan. Mr. McMillan, the Chair of the Nominating and Governance Committee, is a Co-Founder of Pacific Oak Capital Advisors, an investment advisory firm and Co-Founder, Managing Partner and Chief Investment Officer of Temescal Canyon Partners, an investment advisory firm. He is a Co-Founder of KBS Capital Advisors, a manager of real estate investment trusts, and from 2005 through 2019, served as Executive Vice President. Mr. McMillan serves on the boards of various Pacific Oak real estate investment trusts, TSI, TCW Metropolitan West Funds, TCW ETF Trust, TCW Private Asset Income Fund and TCW DL VII Financing LLC. Prior to forming Willowbrook Capital Group in 2000, Mr. McMillan served as the Executive Vice President and Chief Investment Officer of Sun America Investments, Inc. Prior to 1989, he served as Assistant Vice President for Aetna Life Insurance and Annuity Company with responsibility for the company’s fixed income portfolios.

Patrick Moore. Mr. Moore is an executive officer with the Advisor and has many years of experience with the Advisor’s portfolio management activities for its clients, including the Fund. Mr. Moore has served on the board of TCW Metropolitan West Funds since 2014 and from 2010 until 2011. He has also served on the boards of TCW ETF Trust since February 2024 and TSI and TCW Private Asset Income Fund since September 2024.

Victoria B. Rogers. Ms. Rogers is President and Chief Executive Officer of The Rose Hills Foundation. She also serves on the boards of The Rose Hills Foundation, Norton Simon Museum, Saint John’s Health Center Foundation, TCW Metropolitan West Funds, TSI, TCW ETF Trust, TCW Private Asset Income Fund and Causeway Capital Management Trust. Previously, Ms. Rogers served on the boards of The Chandler School, The Hotchkiss School, Polytechnic School, Stanford University, USA Water Polo, USC Rossier School of Education, and the YMCA of Metropolitan Los Angeles. Ms. Rogers has substantial experience in the area of taxes, accounting, non-profit organizations, and foundation management, having been previously employed by Deloitte, Security Pacific Bank and The Whittier Trust Company.

Robert G. Rooney. Mr. Rooney, the Chair of the Audit Committee, has many years of senior executive and board experience with various companies, including in-depth experience with financial matters. He has served as Chief Financial and Administrative Officer of REEF Technology from November 2018 to August 2020 and Senior Financial Advisor from August 2020 to March 2021. Previously, he was Chief Financial Officer of Citizens Parking Inc. from January 2018 to November 2018, Chief Financial Officer of Novitex Enterprise Solutions, Inc. from 2015 to 2017, Partner at Televerse Media from 2011 to 2015, and was Executive Vice President and interim Chief Financial Officer at Affinion from October 2005 to January 2006. Between November 2004 and October 2005, Mr. Rooney was Executive Vice President at CMG (predecessor to Affinion) and between January 2004 and October 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at CMG. From July 2001 to January 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at Trilegiant, a subsidiary of Affinion. Mr. Rooney has served on the boards of TCW Metropolitan West Funds since 2009, TCW ETF Trust since February 2024 and TSI and TCW Private Asset Income Fund since September 2024.

Michael Swell. Mr. Swell has many years of experience as an executive in the securities industry. He served as Partner and Managing Director of Goldman Sachs Asset Management from 2007 to 2021 where he led portfolio management globally across all fixed income products. He founded and served as portfolio manager on a number of flagship fixed income funds/strategies and has successfully trained, mentored, and managed a large number of employees. Prior to joining Goldman Sachs, Mr. Swell was a senior managing director and led the fixed income team at Friedman, Billings & Ramsey. Prior to Friedman, Billings & Ramsey, Mr. Swell was vice president and head of securities sales and trading at Freddie Mac. Mr. Swell has served on the boards of TCW Metropolitan West Funds and TCW ETF Trust since February 2024 and TSI and TCW Private Asset Income Fund since September 2024.

Andrew Tarica. Mr. Tarica, the Independent Chairman of the Board of Directors, has been Chief Executive Officer of Meadowbrook Capital Management, a fixed-income credit asset management company that also manages a fixed income hedge fund, since 2001. From 2003 through 2010, Mr. Tarica served as an employee of the broker-dealer business of Sanders Morris Harris, a Houston, Texas-based asset manager and broker-dealer, where he managed a fixed-income portfolio. Sanders Morris Harris’ broker-dealer business became Concept Capital Markets, LLC in 2010. In September 2015, Concept Capital Markets, LLC was purchased by Cowen & Co, where Mr. Tarica was employed until January 2022. From 1992 to 1999 Mr. Tarica was the global head of the high grade corporate bond department at Donaldson, Lufkin & Jenrette. From 1990 to 1992 he ran the investment grade sales and trading department at Kidder Peabody. He began his career at Drexel Burnham in 1983 in the investment grade trading area, where he eventually became the head of trading. Mr. Tarica also serves on the boards of the TCW Metropolitan West Funds, TSI, TCW Direct Lending VII, LLC, TCW Direct Lending VIII, LLC, TCW Star Direct Lending, LLC, TCW Spirit Direct Lending, LLC, TCW ETF Trust and TCW Private Asset Income Fund.

Equity Ownership of Directors

The following tables set forth the equity ownership of the Directors, as of December 31, 2024, in the Fund and in all registered investment companies overseen by the Directors in the same family of investment companies as the Corporation, which as of December 31, 2024 included the Corporation, TSI, TCW ETF Trust, TCW Metropolitan West Funds and TCW Private Asset Income Fund. The Fund is not included in the table below because it had not commenced operations as of December 31, 2024. The codes for the dollar ranges of equity securities owned by the Directors are: (a) $1-$10,000, (b) $10,001-$50,000, (c) $50,001-$100,000; and (d) over $100,000.

Independent Directors

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Patrick C. Haden	None	(d)

Martin Luther King III	None	(a)

Peter McMillan	None	(d)

Victoria B. Rogers	None	(d)

Robert G. Rooney	None	(d)

Michael Swell	None	(d)

Andrew Tarica	None	(d)

(1)

Certain figures represent and include the Directors’ economic exposure to these funds through the deferred compensation plan. See below under “Compensation of Independent Directors” for additional details.

Interested Directors

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Megan McClellan	None	(d)

Patrick Moore	None	(d)

Compensation of Independent Directors

Effective March 1, 2024, each Independent Director receives an annual fee of $92,500, plus a per meeting fee of $6,500 for in person attendance and $1,000 for telephonic attendance for each meeting of the Board of Directors or a committee of the Board of Directors attended by such Independent Director, with such annual fee and meeting fee prorated among the series of the Corporation (collectively, the “TCW Funds”). The Independent Chairman of the Board of Directors receives an additional annual retainer of $37,500, the Independent Vice Chairman of the Board of Directors receives an additional annual retainer of $25,000, the Chairman of the Audit Committee receives an additional annual retainer of $6,250, and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $6,250.

From January 1, 2022 through February 29, 2024, each Independent Director received an annual fee of $100,000, plus a per meeting fee of $10,000 for in person attendance and $2,500 for telephonic attendance for each meeting of the Board of Directors or a committee of the Board of Directors attended by such Independent Director, with such annual fee and meeting fee prorated among the TCW Funds. The Independent Chairman of the Board of Directors received an additional annual retainer of $45,000, the Chairman of the Audit Committee received an additional annual retainer of $30,000, and the Chairman of the Nominating and Governance Committee received an additional annual retainer of $15,000.

Independent Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending meetings of the Board or a committee of the Board. Interested Directors and officers who are employed by the Advisor or an affiliated company thereof receive no compensation or expense reimbursement from the Corporation. Directors do not receive any pension or retirement benefits as a result of their service as a Director of the Corporation.

The following table illustrates the compensation paid to the Independent Directors by the Corporation and the Fund Complex, which consists of TSI, TCW Metropolitan West Funds, TCW ETF Trust, TCW Private Asset Income Fund and the Corporation, for the fiscal year ended October 31, 2024.

Name of Independent Director	Aggregate Compensation From TCW Funds, Inc.	Aggregate Compensation From Fund Complex
Samuel P. Bell(2)	$42,500	$48,850
Patrick C. Haden(3)	$164,875	$421,900
Martin Luther King III(4)	$91,875	$295,875
Peter McMillan	$134,063	$357,938
Victoria B. Rogers	$138,625	$314,613
Robert G. Rooney(3)	$96,563	$313,250
Michael Swell(3)	$97,375	$255,625
Andrew Tarica(5)	$163,000	$450,125

(1)	As of October 31, 2024, the Fund Complex consisted of 33 registered investment companies.
(2)	Effective December 31, 2023, Mr. Bell retired as a Director of the Corporation.
(3)	Mr. Haden served as Chairman of the Board of Directors from November 1, 2023 through February 29, 2024. Effective March 1, 2024, Mr. Haden serves as Vice Chairman of the Board of Directors.
(4)	Messrs. King, Rooney, and Swell were elected as Directors of the Corporation on February 15, 2024.
(5)	Effective March 1, 2024, Mr. Tarica serves as Chairman of the Board of Directors.

At a meeting held on March 14, 2011, the Board of Directors approved a Deferred Compensation Plan for the Independent Directors. The table below lists the total amount of deferred compensation (including interest) payable to the respective Independent Directors as of October 31, 2024.

Name of Independent Director	Aggregate Deferred Compensation From TCW Funds, Inc.
Samuel P. Bell(1)	$0
Patrick C. Haden	$0
Martin Luther King III(2)	$0
Peter McMillan	$134,063
Victoria B. Rogers	$0
Robert G. Rooney(2)	$0
Michael Swell(2)	$97,375
Andrew Tarica	$163,000

(1)	Effective December 31, 2023, Mr. Bell retired as a Director of the Corporation.
(2)	Messrs. King, Rooney and Swell were elected as Directors of the Corporation on February 15, 2024.

INVESTMENT ADVISORY AGREEMENT

The Advisor was organized in 1987 as a wholly owned subsidiary of TCW, a Nevada corporation. The Carlyle Group, LP, a global alternative asset manager organized under the laws of Delaware, may be deemed to be a control person of the Advisor by reason of its control of certain investment funds that indirectly hold a controlling interest in the voting stock of TCW. In addition, TCW management and employees as a group may be deemed to be a control person of the Advisor by reason of their collective ownership of equity in TCW. Nippon Life Insurance Company, a mutual insurance company organized under the laws of Japan, holds a non-controlling minority equity interest in TCW.

The Corporation, on behalf of the Fund, and the Advisor are parties to an Investment Management and Advisory Agreement (the “Advisory Agreement”). Shareholders are not parties to, or intended (or “third party”) beneficiaries of, the Advisory Agreement. Rather, the Corporation and its respective investment series are the sole intended beneficiaries of the Advisory Agreement. Neither this SAI nor the Prospectus is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

As a global asset manager with personnel operating out of multiple offices worldwide, the Advisor may conduct operations through affiliates that are also subsidiaries of the Advisor’s parent company, The TCW Group, Inc., in other jurisdictions. Some of the services provided to the Fund under the Advisory Agreement may from time to time be conducted by, or in conjunction with, TCW Europe Limited (“TCW UK”). TCW UK’s investment personnel are subject to oversight by the Advisor, and must comply with all applicable policies and compliance rules of the Advisor, in additional to local rules and policies. Regardless of where services are conducted, the

Advisor shall remain fully responsible to the Fund for all of the Advisor’s obligations hereunder and for all actions of TCW UK’s personnel to the same extent as the Advisor is liable for its own actions. There is no additional cost to the Fund for advisory services provided by personnel of TCW UK.

Under the Advisory Agreement, subject to the direction and supervision of the Board of Directors, the Fund retains the Advisor, among other things, to manage the investment of its assets, including to evaluate the pertinent economic, statistical, financial and other data and to formulate and implement its investment program; to place orders for the purchase and sale of its portfolio securities and other instruments and investments; and to administer its day-to-day operations.

The Advisory Agreement also provides that the Advisor will furnish to the Corporation office space at such places as may be agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments; keep those accounts and records of the Corporation and the Fund that are not maintained by the Fund’s transfer agent, custodian, accounting or sub-accounting agent; and arrange for officers or employees of the Advisor to serve, without compensation from the Corporation, as officers, Directors or employees of the Corporation if desired and reasonably required by the Corporation.

The Advisory Agreement was approved by the Board of Directors, including the Independent Directors, on September 9, 2024.

For services performed under the Advisory Agreement, the Fund pays the Advisor a fee, payable monthly and calculated daily by applying the annual investment advisory fee percent for the Fund to the Fund’s net asset value. The annual management fee (as a percentage of average net assets) for the Fund is as follows:

TCW White Oak Emerging Markets Equity Fund	0.90%

Pursuant to an Expense Limitations letter agreement (the “Expense Limitation Agreement”), the Advisor has agreed that in the event the overall operating expenses of the Class I or Class N shares of the Fund listed below exceed the stated expense limit on an annualized basis, the Advisor will reimburse the class or classes of the Fund in respect of such shares for the difference. Each expense limitation does not include any expenses attributable to interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any. This contractual expense limitation will continue to March 1, 2026, and before that date, the Advisor may not terminate this arrangement without prior approval of the Board of Directors.

TCW White Oak Emerging Markets Equity Fund
I Class Shares	0.98%
N Class Shares	1.23%

Any advisory fee reduced or withheld, or expense reimbursement paid, pursuant to the Expense Limitation Agreement will be reimbursed by the Fund to the Advisor in the first, second or third fiscal year after the fiscal year of the reduction or reimbursement. The Advisor may not receive reimbursement for previous reductions or reimbursements before payment of the Fund’s operating expenses for the current year, and cannot cause the Fund to exceed the expense limitation in effect for the Fund (i) at the time the fees and expenses would have been incurred or (ii) at the time the Advisor would recoup that reduction or reimbursement. In addition, any recoupment may not exceed any more restrictive limitation to which the Advisor has agreed.

In addition to the contractual expense limitations listed above, the Advisor has agreed to reduce its investment advisory fee or to pay the operating expenses of the Fund to the extent necessary to limit the Fund’s operating expenses to an amount not to exceed the previous month’s expense ratio average for comparable funds as calculated by Lipper Inc. This expense limitation is voluntary and terminable by either the Advisor or the Board of Directors on six months’ prior notice. The voluntary limitation and the contractual fee waiver and/or expense reimbursement exclude interest, brokerage, extraordinary expenses, and acquired fund fees and expenses, if any.

Except for expenses specifically assumed by the Advisor under the Advisory Agreement, the Corporation bears all expenses of the Corporation and the Fund, including, without limitation, fees and expenses of the Independent Directors, broker commissions and other ordinary or extraordinary expenses incurred by the Corporation or the Fund in the course of their business.

At an in-person meeting held on September 9, 2024 the Board, including the Independent Directors, approved the Advisory Agreement with respect to the Fund for an initial two-year term. The Advisory Agreement will continue in effect initially for two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, and (b) the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated with respect to the Fund without penalty at any time by the Corporation (by the vote of a majority of the Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund) or by the Advisor upon 60 days’ written notice to the other party. The Advisory Agreement terminates automatically in the event of its assignment. A discussion regarding the basis for the Board of Directors’ approval of the Advisory Agreement for the Fund will be contained in the Corporation’s Form N-CSR for the period ended April 30, 2025.

The Advisory Agreement also provides that none of the Advisor or any director, officer, agent or employee of the Advisor will be liable or responsible to the Corporation or any of its shareholders for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by such person or persons of their respective duties, except for liability resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of their respective duties. Under the Advisory Agreement, the Advisor will also be indemnified by the Corporation as an agent of the Corporation in accordance with the terms of Corporation’s Articles of Incorporation.

INVESTMENT SUBADVISORY AGREEMENT

The Fund’s subadvisor is White Oak Capital Partners Pte. Ltd. (“White Oak” or the “Subadvisor”), which is headquartered at 3 Church Street #22-04, Samsung Hub, Singapore 049483. White Oak is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). White Oak is also the holder of a capital markets services license for fund management pursuant to the Securities and Futures Act 2001 of Singapore and subject to supervision in Singapore by the Monetary Authority of Singapore.

The Advisor and White Oak have entered into a Subadvisory Agreement (the “Subadvisory Agreement”), under the terms of which the Advisor has employed White Oak on behalf of the Fund, subject to the Advisor’s supervision and the ultimate direction and oversight of the Corporation’s Board of Directors, to provide investment advisory and management services, including, among others, managing the investment of the Fund’s assets and placing orders for the purchase or sale of portfolio securities for the Fund. The Advisor, and not the Fund, is responsible for payment of the subadvisory fees to White Oak under the Subadvisory Agreement. Pursuant to the Subadvisory Agreement, the Advisor pays White Oak a tiered percentage of the advisory fees received by the Advisor with respect to the Fund, as follows: 50% of the advisory fee on the Fund’s net assets of up to $1 billion; 55% of the advisory fee on the next $1 billion of the Fund’s net assets; and 70% of the advisory fee on net assets over $2 billion.

A discussion regarding the basis for the Board of Directors’ approval of the Subadvisory Agreement for the Fund will be contained in the Corporation’s Form N-CSR for the period ended April 30, 2025.

PORTFOLIO MANAGEMENT

Portfolio Manager Compensation

Each portfolio manager receives a fixed salary for investment management services from the Subadvisor, and variable compensation, which includes a discretionary annual bonus that is based on both a qualitative and quantitative evaluation of the portfolio manager’s performance and the Subadvisor’s overall performance and profitability. The discretionary annual bonus is typically paid in cash each year. In the event the Subadvisor decides to grant employee stock options, the portfolio managers may also be eligible for the same.

Ownership of Securities and Other Managed Accounts

The table below sets forth certain information, as of January 31, 2025, regarding other accounts for which the portfolio managers are jointly responsible for portfolio management activity. For the portfolio managers listed below, the total number of accounts managed is a reflection of accounts within the strategy they oversee, manage or are otherwise involved with, as well as accounts that participate in the sector they manage. Total assets in the table are in millions. Certain portfolio managers invest in their investment strategy through investment vehicles other than the Fund. Because the Fund has not commenced operations as of the date of this SAI, no portfolio manager owns securities of the Fund.

Prashant Khemka

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	7	$3,301	3	$929
Other Accounts	5	$2,234	5	$2,234

Manoj Garg

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	6	$3,251	2	$879
	5	$2,234	5	$2,234

Wen Loong Lim

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$304	1	$50
Other Accounts	0	$0	0	$0

Conflicts

The Advisor.

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account, or where an account or fund managed by a portfolio manager has a higher fee sharing percentage than the portfolio manager’s fee sharing percentage with respect to the Fund. When accounts managed by the Advisor (including the Fund) invest in different parts of an issuer’s capital structure (e.g., one account owns equity securities of an issuer while another account owns debt obligations of the same issuer), actual or potential conflicts of interest may also arise with respect to decisions concerning the issuer’s financing, investments or risks, among other issues, as related to the interests of the accounts. TCW has adopted policies and procedures reasonably designed to address these types of conflicts, and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Fund.

The Subadvisor.

White Oak and any of its affiliates, respective officers, directors, employees and any person connected with them (collectively, the “Interested Parties”) may from time to time act as director, investment advisor, manager, custodian, registrar, broker, administrator, distributor or dealer in relation to, or be otherwise involved in, other funds established by parties other than the Fund, as the case may be, which have similar or different objectives to those of the Fund. It is, therefore, possible that any of them may, in the course of business, have potential conflicts of interest with the Fund. In addition, subject to applicable law, any of the foregoing and their affiliates may deal, as principal or agent, with the Fund, provided that such dealings are carried out as if effected on normal commercial terms negotiated on an arm’s-length basis.

The Interested Parties may invest in, directly or indirectly, or manage or advise other investment funds or accounts which invest in assets that may also be purchased or sold by the Fund. None of the Interested Parties is under any obligation to offer investment opportunities of which any of them becomes aware to the Fund or to account to the Fund in respect of (or share with the Fund or inform the Fund of) any such transaction or any benefit received by any of them from any such transaction, nor be obliged to account to the Fund for any profits or benefits made or derived therefrom, nor shall they have any obligation to disclose or refer to the Fund any of the investment or service opportunities obtained through such activities, but will allocate such opportunities on an equitable basis between the Fund and other clients. In addition, subject to applicable law, any of the foregoing may deal, as principal or agent, provided that such dealings are carried out as if effected on normal commercial terms negotiated on an arm’s-length basis. Interested Parties may own shares in the Fund, deal as principals with the Fund in the sale or purchase of investments of the Fund or act as brokers, whether to the Fund or to third parties, in the purchase or sale of the Fund’s investments and shall be entitled to retain profits or customary commissions resulting from such dealings.

White Oak may cause the Fund to invest in instruments in which one or more parties or affiliated entities own an interest and accordingly may derive additional fees or other benefits from such other investments. The Interested Parties may from time to time conduct business with persons or entities which invest, or whose clients invest, in the Fund, may deal with the Fund in multiple capacities, may have dealings with others doing business with the Fund or engaged in competitive activities and may earn fees from or receive or provide other consideration from or to any of the foregoing.

White Oak and each of its directors presently and will in the future, directly or indirectly, direct, sponsor or manage multiple accounts. White Oak and each of its directors may have financial or other incentives to favor some such accounts over the Fund. However, some conflicts may arise due to some of the officers of the Advisor having duties in connection with other investment funds/matters. Such officers may have conflicts of interest in allocation of responsibilities, services and functions among the Fund and other similar entities to the Fund.

In the event that a conflict of interest arises, White Oak will endeavor to ensure that such conflict is resolved fairly. White Oak has adopted policies and procedures reasonably designed to address these types of conflicts, and White Oak believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Fund.

DISTRIBUTION OF FUND SHARES

TCW Funds Distributors LLC (the “Distributor”) 515 South Flower Street, Los Angeles, CA 90071 serves as the non-exclusive distributor of each class of the Fund’s shares pursuant to an Amended and Restated Distribution Agreement (the “Distribution Agreement”) with the Corporation, which is subject to the annual approval by the Board. Shares of the Fund are offered and sold on a continuous basis. The Distribution Agreement is terminable without penalty with 60 days’ notice, by the Board of Directors, by vote of holders of a majority of the Corporation’s shares, or by the Distributor. The Distributor receives no compensation from the Fund for distribution of the Fund’s shares except payments pursuant to the Corporation’s distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) as described below. The Distributor is affiliated with the Advisor.

The Fund offers two classes of shares: Institutional “I” Class and Investor “N” Class. Class I shares are offered primarily for direct investment by investors and the TCW Conservative Allocation Fund, a separate series of the Corporation. Class N shares are offered through firms which are members of the Financial Industry Regulatory Authority (“FINRA”) and which have dealer agreements with the Distributor and other financial intermediaries.

Rule 18f-3 Plan

The Corporation has adopted a Plan Pursuant to Rule 18f-3 under the 1940 Act (the “Rule 18f-3 Plan”). Under the Rule 18f-3 Plan, shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure and differing exchange and conversion features.

Rule 12b-1 Plan

The Corporation has adopted the Distribution Plan with respect to the Class N shares of the Fund. Under the terms of the Distribution Plan, the Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services, regardless of the distribution related expenses the Distributor incurs. The Distributor makes payments to financial intermediaries under various dealer agreements for distribution and related services, which may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about the Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Class N shares; and assisting investors in completing application forms and selecting dividend and other account options. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investor’s investment and may cost such investor more than paying other sales charges. The Distribution Plan is intended to facilitate the sale of Class N shares. Because the various Fund may be marketed jointly with other TCW Funds, the payments made by the Fund could have the effect of also promoting other TCW Funds, but the charges imposed by intermediaries are normally billed with respect to specific TCW Funds.

No interested person of the Fund or any Independent Director has any direct or indirect financial interest in the operation of the Distribution Plan except to the extent that the Distributor, the Advisor or certain of their employees may be deemed to have such an interest as a result of the benefits derived from the successful operation of the Distribution Plan. The Fund does not participate in any joint distribution activities with another investment company other than the TCW Metropolitan West Funds.

The Distribution Plan provides that it may not be amended to materially increase the costs which Class N shareholders may bear under the Distribution Plan without the approval of a majority of the outstanding voting securities of the Class N and by vote of a majority of both (i) the Board of Directors, and (ii) the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Fund is not obligated under the Distribution Plan to pay any distribution expense in excess of the distribution fee. Thus, if the Distribution Plan were terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Fund.

The Distribution Plan was initially approved by the Board of Directors on December 17, 1998 and provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the vote of a majority of both (i) the Board of Directors, and (ii) the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Distribution Plan and any related amendments.

Receipt of Orders by Intermediaries

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. Pursuant to such authorizations, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order; and customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker of the broker’s authorized designee and accepted by the Fund.

Other Shareholder Servicing Expenses Paid by the Fund

The Fund is authorized to compensate each broker-dealer and other third-party intermediary up to 0.10 percent (10 basis points) of the assets serviced for the Fund by that intermediary for shareholder services. These services constitute sub-recordkeeping, sub-transfer agent or similar services and are similar in scope to services provided by the Fund’s transfer agent to the Fund. These expenses paid by the Fund would remain subject to any overall expense limitation applicable to the Fund. These expenses are in addition to any supplemental amounts the Advisor pays out of its own resources and are in addition to the Fund’s payment of any amounts through the Distribution Plan. This amount may be adjusted, subject to approval by the Board of Directors.

Payments by the Advisor

The Advisor, or its affiliates, may make payments out of their revenues to member firms of FINRA in connection with the sale and distribution of the Fund’s shares or for services to the Fund and its shareholders. Such payments are in addition to any Distribution Plan amounts paid to such FINRA member firms.

The Advisor or its affiliates may also make payments to selling and shareholder servicing agents that are not FINRA member firms and that sell shares of or provide services to the Fund and its shareholders, such as banks, insurance companies and plan administrators.

Because the Fund has not commenced operations as of the date of this SAI, the Fund made no such payments for the year ended December 31, 2024.

OTHER SERVICE PROVIDERS

Administrator

State Street Bank and Trust Company serves as the administrator of the Corporation (in such capacity, the “Administrator”) pursuant to an Administration Agreement between the Corporation, on behalf of the Fund, and the Administrator (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides certain accounting and administrative services to the Corporation, including: fund accounting; calculation of the daily net asset value of the Fund; monitoring the Fund’s expense accruals; calculating monthly total return and yield figures; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Fund; and preparing the Corporation’s Form N-CEN. The Administrator receives a combined accounting, administration and custody (as custodian of the Corporation) fee based on the combined assets of the Corporation and TSI as follows: 0.0210% of the first $10 billion in assets; 0.0100% of the next $10 billion in assets; 0.0075% of the next $5 billion in assets and 0.0050% thereafter. For the fiscal years ended October 31, 2024, 2023, and 2022, the Administrator received accounting and administration fees of $1,044,306, $1,635,273, and $2,774,498, respectively, from the Corporation.

Transfer Agent

U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201, serves as transfer agent for the Corporation.

Custodians

State Street Bank and Trust Company, One Congress Street, Boston, Massachusetts 02114, serves as custodian for the Corporation. Chase Bank, 4 New York Plaza, New York, New York 10004 and Morgan Guaranty Trust Company, 60 Wall Street, New York, New York 10260 act as limited custodians under the terms of certain repurchase and futures agreements.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 West 5th Street, Los Angeles, California 90013 serves as the independent registered public accounting firm of the Fund. Deloitte & Touche LLP or its affiliates provide audit services and assurance, tax return review, and other tax consulting services and assistance, in connection with the review of various SEC filings.

Legal Counsel

Paul Hastings LLP, 101 California Street, 48th Floor, San Francisco, CA 94111, serves as counsel to the Corporation.

Securities Lending

The Board has approved the Fund’s participation in a securities lending program. Under the securities lending program, the Fund has retained State Street Bank and Trust Company to serve as the securities lending agent.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal holder is a person who owns (of record or, to our knowledge, beneficially) 5% or more of the outstanding shares of any class of any of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. Because the Fund is newly formed, no persons own of record or beneficially 5% or more of its outstanding shares as of the date of this SAI.

CODES OF ETHICS

Advisor.

The Corporation, the Advisor and the Distributor are subject to a joint Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act with respect to certain investment transactions by persons subject to the Code of Ethics to avoid any actual or potential conflict of interest or abuse of any fiduciary position. The Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be held by the Fund.

Subadvisor.

White Oak follows a Code of Ethics under Rule 204A-1 of the Advisers Act expressing White Oak’s commitment to ethical conduct. White Oak’s Code of Ethics describes its fiduciary duties and responsibilities to its clients and sets forth White Oak’s (i) policies on receipt of gifts by employees and campaign contributions and (ii) practice of monitoring the personal securities transactions of supervised persons with access to client investment recommendations. Under White Oak’s Code of Ethics, all supervised personnel have a duty to act only in the best interests of the Fund and all potential conflicts and violations of the Code of Ethics must be promptly reported to White Oak’s Compliance department. All supervised personnel must acknowledge the terms of the Code of Ethics annually, or as amended. It is the expressed policy of White Oak that no person employed by White Oak shall prefer his or her own interest to that of an advisory client or make personal investment decisions based on the investment decisions of advisory clients.

DISCLOSURE OF PORTFOLIO INFORMATION

General. The Fund has established a policy governing the disclosure of the Fund’s portfolio holdings that is designed to protect the confidentiality of the Fund’s non-public portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Fund’s Board of Directors has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to the Corporation’s portfolio holdings disclosure policies may be granted only by an executive officer of the Corporation or the Chief Executive Officer of the Advisor upon a determination that the release of information would be in the best interests of the Fund’s shareholders and appropriate for legitimate business purposes, and must be reported quarterly to the Board of Directors. There is no guarantee that the Corporation’s policies on the use and dissemination of portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information. The Board of Directors will monitor disclosure of portfolio holdings by approval in advance of material changes to that policy, and by occasional review of reports or discussions with the Corporation’s officers about disclosures of the Fund’s portfolio holdings.

Investors in separate accounts and unregistered products managed by the Advisor or its affiliates have access to their portfolio holdings, and prospective investors of separate accounts and unregistered products have access to representative portfolio holdings. Disclosures of portfolio holdings to those investors and prospective investors are not subject to the Fund’s disclosure of portfolio holdings policies discussed above and below. Some of these separate accounts and unregistered products may have substantially similar or identical investment objectives and strategies as the Fund and, therefore, may have similar, or in certain cases nearly identical, portfolio holdings as the Fund.

Neither the Advisor nor the Fund will receive any compensation or other consideration in connection with disclosure of the Fund’s portfolio holdings.

Public Disclosure of Portfolio Holdings. The Fund currently discloses its portfolio holdings as of the end of the second and fourth quarters in its semi-annual and annual reports to shareholders, and its portfolio holdings as of the end of the first and third quarters in their Form N-PORT reports, which are available at www.sec.gov and www.TCW.com. The Fund, the Advisor or the Subadvisor may distribute non-specific information about the Fund and/or summary information about the Fund at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of the Fund’s holdings.

In addition, it is the policy of the Corporation to provide certain unaudited information regarding the portfolio composition of the Fund as of month-end to shareholders and others upon request to the Fund, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter). These complete holdings lists are not contained on the Corporation’s website. Top ten holdings lists and other portfolio characteristics at month-end for the Fund may be found on the Corporation’s website at www.TCW.com.

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Fund between the hours of 7:00 a.m. and 5:00 p.m., Pacific time, Monday through Friday, toll free at (877) 829-4768 beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure or pursuant to standing requests.

Persons making requests will be asked to provide their name and a mailing address, e-mail address or fax number. The Fund reserves the right to refuse to fulfill a request if they believe that providing portfolio holdings would be contrary to the best interests of the Fund. Those decisions are made by personnel of the Advisor or the Corporation with the title of Senior Vice President, Managing Director or higher (an “Authorized Person”).

Disclosure of Non-Public Portfolio Holdings. The Fund may, in certain cases, disclose to third parties its portfolio holdings that have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may be made only if an Authorized Person determines that such disclosure is in the best interests of the Fund’s shareholders. In addition, the third party receiving that information, or any representatives of a third party receiving that information, will be required to agree in writing to keep that information confidential and use it for an agreed upon legitimate business purpose. The Advisor’s legal department reviews any confidentiality agreement entered into with a third party receiving non-public portfolio holdings. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities that provide on-going services to the Fund in connection with its day-to-day operations and management, including the Fund’s Advisor, Subadvisor and their affiliates, and the Fund’s custodian, administrator, pricing services, broker-dealers, accounting services provider, independent registered public accounting firm, financial printer, and proxy voting service provider.

To the extent that an Authorized Person determines that there is a potential conflict of interest with respect to the disclosure of information that is not publicly available between the interests of the Fund’s shareholders, on the one hand, and the Advisor, or an affiliated person of the Advisor or the Fund, on the other, the Authorized Person must inform the Corporation’s Chief Compliance Officer of that potential conflict of interest, and the Corporation’s Chief Compliance Officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances.

Current or quarterly portfolio holdings may be disclosed to governmental authorities pursuant to applicable laws or regulations, or a judicial, regulatory or other similar request. Information regarding the characteristics of the Fund’s portfolio, such as its current credit quality or duration, may be provided upon request, subject to the discretion of the Corporation’s officers.

Ongoing Arrangements to Make Portfolio Holdings Available. With authorization from the Corporation’s Chief Compliance Officer or an Authorized Person, fund representatives disclose Fund portfolio holdings to the following recipients on an ongoing basis: the Advisor; fund rating agencies (including Refinitiv and Morningstar); consultants and analysts (including Bloomberg, FactSet Research Systems, Finance-Doc, EPFR, and D.E. Shaw); State Street Bank and Trust Company (the Fund’s custodian); Chase Bank (the Fund’s limited custodian under the terms of certain repurchase and futures agreements); U.S. Bank Global Fund Services (the Fund’s transfer agent); Deloitte & Touche LLP (the Fund’s independent registered public accounting firm); Donnelley Financial Solutions (financial printer); Paul Hastings LLP, legal counsel for the Advisor, the Corporation and the Board; Dechert LLP, legal counsel for the Independent Directors, Glass Lewis & Co., LLC (the proxy voting service provider and the service provider that has been retained to process votes and corporation actions on behalf of the Fund), and Institutional Shareholder Services (ISS). Each recipient, except the Fund’s independent registered public accounting firm and the Fund’s financial printer, receives the portfolio holdings information on a daily basis. Each of the Fund’s independent registered public accounting firm, legal counsel and the Fund’s financial printer receives the information when requested in connection with its services to the Fund.

PROXY VOTING GUIDELINES

The Board of Directors has delegated the Corporation’s proxy voting authority to the Advisor. Unless otherwise instructed by the Fund, the Advisor may, and generally will, delegate the responsibility for voting proxies relating to the Fund’s portfolio securities to the Subadvisor, provided that the Subadvisor either (1) follows TCW’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures (“Subadvisor’s Proxy Voting Policies and Procedures”) are in the best interests of TCW’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review the Subadvisor’s Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW. To the extent such responsibility is delegated to the Subadvisor, the Subadvisor will assume the fiduciary duty and reporting responsibilities of the Advisor.

Information regarding how the TCW Funds voted proxies related to portfolio securities during the most recent twelve-month period ended June 30 is available:

1.	without charge, upon request, by calling 800-FUND-TCW (800-386-3829);

2.	free of charge, on the Corporation’s website at www.TCW.com; or

3.	on the SEC’s website at http://www.sec.gov.

When the Corporation receives a request for its proxy voting record, it will send the information disclosed in the Corporation’s most recently filed report on Form N-PX via first-class mail (or other means designed to ensure equally prompt delivery) within three business days of receipt of the request. The Corporation also posts Form N-PX on its website as soon as is reasonably practicable after it is filed with the SEC.

The following is a summary of the proxy voting guidelines of the Advisor and the Subadvisor.

TCW INVESTMENT MANAGEMENT COMPANY LLC

SUMMARY OF GLOBAL PORTFOLIO PROXY VOTING GUIDELINES

TCW, through certain subsidiaries and affiliates, acts as investment advisor for a variety of clients, including U.S.-registered investment companies. TCW has the right to vote proxies on behalf of its U.S. registered investment company clients and other clients, and believes that proxy voting rights can be a significant asset of its clients’ holdings.

Accordingly, TCW seeks to exercise that right consistent with its fiduciary duties on behalf of its clients. This policy applies to all discretionary accounts over which TCW has proxy voting responsibility or an obligation to provide proxy voting guidance with respect to the holdings it advises on a model or wrap basis.

While the Global Portfolio Proxy Voting Policy, Guidelines, and Procedures (the “Policy”) outlined here are written to apply internationally, differences in local practice and law make a universal application of these guidelines impractical. As a consequence, it is important to note that each proposal is considered individually, reflecting the effects on the specific company and unique attributes of the industry and/or geography. In addition, this document serves as a set of general guidelines, not hardcoded rules, which are designed to aid us in voting proxies for TCW and not necessarily in making investment decisions. At TCW, we reserve the right in all cases to vote in contravention of the guidelines outlined in this Policy where doing so is judged to represent the best interests of its clients in the specific situation.

Engagement and Active Ownership Philosophy

As we seek to deliver on our client’s financial objectives, engagement and active ownership are integral components of TCW’s research and investment process. Our data-informed engagement and active ownership practices achieve several objectives. The information elicited from these practices not only helps to improve our fundamental research, but our engagement and active ownership practices may also have positive impacts on the company or other entities by suggesting best practices that can address critical, financially material issues in areas of sustainability, corporate governance, or executive compensation.

Our approach to engagement and active ownership encompasses a variety of tools tailored to different asset classes. Engagement is a practice applied to all our investments, spanning equity and fixed income, in both private and public markets. Proxy voting is primarily relevant to public equities. Situations in which we find ourselves as a significant or controlling shareholder, or situations where we are the lead debt holder in a special situation occur primarily within our private business and demand a more tailored approach. We also actively engage with the industry in question to help leverage our expertise and improve industry practices more broadly.

Our portfolio managers, research analysts, and sustainable investment analysts collaborate closely in our ongoing dialogues with companies, investee entities, as well as suppliers, customers, competitors, and the broader industry. Our objective is, wherever feasible, to pursue engagement in an integrated fashion, bringing together investment professionals from sustainability and fundamental research teams, often focused on different parts of the capital structure. This integrated approach to engagement forms the cornerstone of our active ownership responsibilities and guides the investment choices we make on behalf of our clients. As an example, TCW analysts covering the same company from sustainability, corporate credit, and public equity research teams frequently find themselves jointly engaging with management on topics such as corporate strategy and governance, climate-related business plans, executive compensation, or diversity of perspectives on the board.

The depth and breadth of TCW’s investments provides an important platform by which we engage with companies and other entities. Engagement is not just about having a dialogue with companies and other entities that already demonstrate a comprehensive approach to sustainability; it is also about engaging with companies and other entities that have less advanced sustainability practices. Our primary goal with engagement is to advance best practices in governance, transparency, and the management of identified material risks to ultimately drive long-term value in the investments we make on behalf of our clients.

Engagement is a dynamic and long-term process that evolves over multiple years. While change may require considerable time to materialize, our analysts continually reinforce and monitor our engagement objectives during their regular interactions with companies and other entities. Lack of responsiveness or progress is duly reflected in our assessments of investee entities, potentially leading to further actions as deemed necessary. We maintain a record of our engagements and may provide our clients with an overview of both the volume and depth of these engagements when requested. In 2024, TCW was named a signatory to the UK Stewardship Code.

Proxy Voting Procedures

TCW will make every reasonable effort to execute proxy votes on behalf of its clients prior to the applicable deadlines. However, TCW often relies on third parties, including custodians and clients, for the timely provision of proxy ballots. TCW may be unable to execute on proxy votes if it does not receive requisite materials with sufficient time to review and process them.

Furthermore, TCW may receive ballots for some strategies for which the typical expression of our engagement and stewardship policies may not be possible. For instance, quantitative strategies use machine learning models that employ algorithms for security selection, and these securities may only be held for a short period of time. For ballots received for securities held in these strategies, TCW may elect not to vote.

Additionally, TCW may receive ballots for strategies under the TCW Transform ETF platform for companies in jurisdictions where the availability of certain data would permit TCW to further assess company practices along certain themes, where these themes may be deemed material. Please see the Guidelines section below for further detail on those areas.

Proxy Committee

In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing and maintaining the Policy, overseeing the internal proxy voting process, and reviewing proxy voting proposals and issues that may not be covered by the Policy. The Proxy Committee also works with TCW’s investment teams to evolve TCW’s engagement process, proxy voting philosophy, scope of coverage, and execution.

Proxy Voting Services

TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Policy (or, if applicable, according to guidelines submitted by TCW’s clients) by providing proxy research, an enhanced voting technology solution, and record keeping and reporting system(s). To supplement its own research and analysis in determining how best to vote a particular proxy proposal, TCW may utilize research, analysis or recommendations provided by the Outside Service on a case-by-case basis. TCW does not as a policy follow the assessments or recommendations provided by the proxy voting service without its own determination and review. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests.

Conflicts of Interest

In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, TCW will cast its votes according to the Policies or any applicable guidelines provided by TCW’s clients. In cases where a conflict of interest exists and there is no predetermined vote, the Proxy Committee will vote the proposals in a manner consistent with established conflict of interest procedures.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients. TCW shall disclose the present policy as well as the results of its implementation (including the way TCW has voted) on its website in accordance with applicable law.

TCW or an Outside Service will keep records of the following items: (i) Proxy Voting Policies and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response; and (v) any documents prepared by TCW that were material to making a decision on how to vote, or that memorialized the basis for the decision. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least seven years from the end of the fiscal year during which the last entry was made on such record. For the most recent two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes the Policy for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.

For proxies of non-U.S. companies, although it can be both difficult and costly to vote proxies, TCW will make every reasonable effort to vote such proxies.

For further information on the Corporation’s Global Proxy Voting Policy, including procedures and guidelines, please visit:

https://www.tcw.com/Global-Proxy-Voting-Policy.

WHITE OAK CAPITAL PARTNERS PTE. LTD.

SUMMARY OF PROXY VOTING GUIDELINES

White Oak has developed a written policy and procedures governing its activities relating to proxy voting. In general, the policy requires White Oak to vote client proxies in the interest of maximizing shareholder value. In addition, White Oak maintains a record of all proxy votes cast on behalf of clients. There may be instances where White Oak’s interests conflict, or appear to conflict, with client interests in the voting of proxies. White Oak recognizes that any material conflicts of interest must be addressed before voting the proxies. In situations where there is a conflict of interest or appearance of a conflict of interest, White Oak will cast the proxy votes in a manner consistent with the best interest of the clients and shall place those interests ahead of its own. White Oak will take necessary steps to ensure that a decision to vote the proxy was based on White Oak’s determination of the client’s best interest and was not the product of the conflict.

DETERMINATION OF NET ASSET VALUE

As stated in the Prospectus, the net asset value per share (the “NAV”) of the Fund’s shares will fluctuate and is determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”), on each day the NYSE is open for trading. If, for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAV would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Advisor, as the Valuation Designee, determined that a “fair value” adjustment is appropriate due to subsequent events. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may, however, close on days not included in that announcement. The Fund is not required to compute its net asset value on any day on which no order to purchase or redeem its shares is received. The daily net asset value may not reflect the closing market price for all futures contracts held by the Fund because the markets for certain futures contracts close shortly after the time net asset value is calculated. Additionally, the daily net asset value may not reflect after hours trading that occurs.

Fixed-income securities, including short term securities, for which market quotations are readily available, are valued at prices as provided by independent pricing vendors or quotations from broker-dealers. The Fund receives pricing information from independent pricing vendors approved by the Advisor as the Board of Director’s Valuation Designee. The Fund may also use what they refer to as a “benchmark pricing system” to the extent vendors’ prices for securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Advisor initially selects a proxy comprised of a relevant security (i.e., U.S. Treasury Note) or benchmark (e.g., Secured Overnight Financing Rate (SOFR)) and a multiplier, divisor or margin that the Advisor believes would together best reflect changes in the market value of the security. The Advisor adjusts the value of the security daily based on changes to the market price of the assigned benchmark. Once each month, the Advisor attempts to obtain from one or more dealers the prices for those benchmarked securities in order for the Advisor to review the effectiveness of the benchmark prices and to determine if any adjustment to the model is necessary. It is possible that the Advisor will be unable to obtain those broker quotes. Although the Advisor believes that benchmark pricing is the most reliable method for pricing securities not priced by pricing services, there is no assurance that the benchmark price reflects the actual price for which the Fund could sell a security. The accuracy of benchmark pricing depends on the judgment of one or more market makers regarding a security’s market price, as well as the choice of the appropriate benchmark, subject to review by the Advisor.

Fixed income securities can be complicated financial instruments. There are many methodologies (including computer based analytical modeling and “individual security evaluations”) available to generate approximations of their market value, and there is significant professional disagreement about which is best. No evaluation method may consistently generate approximations that correspond to actual “traded” prices of the instruments. Evaluations may not reflect the transaction price at which an investment can be purchased or sold in the market.

Equity securities, including depositary receipts, are valued at the last reported sale price as reported by the stock exchange or pricing service. Securities traded on the NASDAQ Stock Market (“NASDAQ”) are valued using the official closing prices as reported by NASDAQ. In cases where equity securities are traded on more than one exchange, the securities are valued using the prices from the respective primary exchange of each security. Options on equity securities are valued at the average of the latest bid and ask prices as reported by the stock exchange or pricing service. S&P 500 futures contracts generally are valued at the first sale price after 4:00 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange on which the applicable contract is traded. Changes to market closure times may alter when futures contracts are valued.

Trading in securities listed on foreign securities exchanges is normally completed before the close of regular trading on the NYSE. In addition, foreign securities trading may not take place on all NYSE business days and may occur on days on which the NYSE is not open. The Advisor values the foreign equity securities (exclusive of certain Latin American and Canadian equity securities) using a fair valuation methodology which is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that had been closed for a period of time due to time zone difference. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and is not dependent on certain thresholds or triggers.

Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Foreign currency exchange transactions conducted on a spot basis are valued at the spot rate prevailing in the foreign exchange market.

Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Advisor under the general oversight of the Board of Directors. The guidelines established by the Advisor with respect to fair valuation generally take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The benchmark pricing system described above also is regarded as a type of fair value pricing. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Valuing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more securities could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in the Fund and the Fund holds securities priced at fair value, valuing a security at a fair value may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

In addition, the Fund may be subject to short-term capital gains tax in India on gains realized upon disposition of Indian securities held less than one year. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. The Fund accrues a deferred tax liability for net unrealized short-term gains in excess of available carryforwards on Indian securities. This accrual may reduce the Fund’s NAV.

HOW TO BUY AND REDEEM SHARES

Shares of the Fund may be purchased and redeemed in the manner described in the Prospectus and in this SAI.

Use of Sub-Transfer Agency Accounting or Administrative Services

Certain financial intermediaries have contracted with the Distributor to perform certain sub-transfer agent accounting or administrative services for certain clients or retirement plan investors who have invested in the Fund. In consideration of the provision of these sub-transfer agency accounting or administrative services, the financial intermediaries will receive sub-transfer agency accounting or administrative fees, a portion of which may be paid by the Fund.

Purchases through Broker-Dealers and Financial Organizations

Shares of the Fund may be purchased and redeemed through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of the Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Distributor, the broker-dealer may, in its discretion, charge a fee for that service.

Computation of Public Offering Prices

The Fund offers its shares to the public on a continuous basis. The public offering price per share of the Fund is equal to its net asset value per share next computed after receipt of a purchase order. See “Determination of Net Asset Value” above.

Purchase in Kind

The Fund may, at the sole discretion of the Advisor, accept securities in exchange for shares of the Fund. Securities which may be accepted in exchange for shares of the Fund must: (1) meet the investment objectives and policies of the Fund; (2) have been acquired for investment and not for resale; (3) be liquid securities not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board of Directors); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange. In-kind purchases are not accepted for the Fidelity Prime Money Market Portfolio, which is an unaffiliated separately managed money market mutual fund.

Redemption in Kind

The Corporation has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Accordingly, if the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, a portion of the redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by distribution in kind of portfolio securities in lieu of cash. Shareholders receiving distributions in kind may incur brokerage commissions or other costs when subsequently disposing of shares of those securities.

Unclaimed Property/Lost Shareholder

It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail addressed to a shareholder, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. The account may be transferred to the shareholder’s state of residence if no activity occurs within their account during the “inactivity period” specified in that state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction.

Shareholders residing in Texas may designate a representative to receive notifications that, due to inactivity, your account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

HOW TO EXCHANGE SHARES

A shareholder may exchange all or part of its shares of a class of the Fund for shares of the same class of another TCW Fund (provided the shares to be acquired in the exchange are qualified for sale in the shareholder’s state of residence). An exchange of shares between TCW Funds is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Conversion between two classes of the Fund is intended for shares held through a financial intermediary offering a fee-based or wrap-fee program that has an agreement with the Advisor or the Distributor specific for this purpose. Such a conversion in these particular circumstances does not cause a shareholder to realize any taxable gain or loss. Please contact your tax advisor for additional information. See “Distributions and Taxes” below.

A shareholder may also exchange the shares of the Fund for shares of the Fidelity Prime Money Market Portfolio, which is an unaffiliated, separately managed, money market mutual fund, or exchange shares of Fidelity Prime Money Market Portfolio for shares of the Fund. A shareholder should read the Fidelity Prime Money Market Portfolio prospectus prior to investing in that money market mutual fund. Shareholders can obtain a prospectus for the Fidelity Prime Money Market Portfolio by calling (800) 386-3829 or by visiting www.TCW.com.

The exchange privilege enables a shareholder to acquire shares in a TCW Fund with different investment objectives or policies when the shareholder believes that a shift between TCW Funds is an appropriate investment decision. Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the TCW Fund being acquired. Each TCW Fund reserves the right to reject any exchange request, and the exchange privilege may be terminated or revised by the Fund.

DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. A fund that is a regulated investment company and distributes to its shareholders at least 90% of its investment company taxable income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) earned each year, will not be liable for U.S. federal income taxes on the portion of its investment company taxable income and its net realized long-term capital gains that are distributed to its shareholders. However, the Fund will be taxed on that portion of taxable net investment income and long-term and short-term capital gains that it retains. Furthermore, the Fund will be subject to U.S. corporate income tax (and possibly state or local income or franchise tax) with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet the 90% distribution requirement (unless certain cure provisions apply). There is no assurance that the Fund’s distributions will be sufficient to eliminate all taxes in all periods.

Under the Code, to qualify as a regulated investment company, in addition to the 90% distribution requirement described above, the Fund must: (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, net income from certain publicly traded partnerships, and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (b) diversify its holdings so that at the end of each quarter of each taxable year, (i) at least 50% of the Fund’s total assets consists of cash or cash items, U.S. government securities, securities of other regulated investment companies and other securities, with investments in such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and

(ii) not more than 25% of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly-traded partnerships.”

If the Fund invests in foreign currency or forward foreign exchange contracts, gains from such foreign currency and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies are considered to be qualifying income for purposes of the 90% gross income test described in clause (a) above, although regulations may require that such gains are directly related to the Fund’s principal business of investing in stock or securities. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency contracts will be valued for purposes of the asset diversification requirements applicable to the Fund described in clause (c) above. Until such time as these uncertainties are resolved, the Fund will utilize the more conservative, or limited, definition or approach with respect to determining permissible investments in its portfolio.

Investments in foreign currencies, forward contracts, options, futures contracts and options thereon may subject the Fund to special provisions of the Code that may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund, and/or may defer Fund losses. These rules also (a) could require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they had been closed out in a fully taxable transaction) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Under the Code, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend” to instead be taxed at the tax rate applicable to ordinary income.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for U.S. federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder’s basis in its shares of the Fund.

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed to shareholders if the REITs comply with Code requirements.

REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its earnings and profits. Distributions received from a REIT do not qualify for the intercorporate dividends received deductions and are taxable as ordinary income to the extent of the REIT’s earnings and profits. In addition, ordinary income distributions from a REIT generally do not qualify for the lower rate on qualified dividend income. Distributions in excess of a REIT’s earnings and profits are designated as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder’s cost basis is reduced to zero, any return of capital is taxable as a capital gain. The Fund intends to include the gross dividends received from such REITs, if any, in its distributions to shareholders, and accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to extend the deadline for issuance of Forms 1099-DIV.

Under a notice issued by the IRS, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (REMICs) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to U.S. federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations. The notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a REIT.

As a general rule, the Fund’s gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Furthermore, as a general rule, a shareholder’s gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held its Fund shares for more than one year and will be a short-term capital gain or loss if the shareholder has held its Fund shares for one year or less. For U.S. federal, state and local income tax purposes, an exchange by a shareholder of shares in one Fund for shares in another TCW Fund will be treated as a taxable sale for a purchase price equal to the fair market value of the shares received.

Any loss realized on the disposition by a shareholder of its shares in the Fund will be disallowed to the extent the shares disposed of are replaced with other Fund shares, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a period of 61 days, beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends (as defined below) received by the shareholder with respect to such share.

The Fund (or its administrative agents) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (i.e., first in, first out) or some other specific identification method. Unless instructed otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Any realized gains will be distributed as described in the Prospectus. See “Distributions and Taxes” in the Prospectus. Distributions of long-term capital gains (“capital gain dividends”), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed to shareholders after the close of the Fund’s prior taxable year. Current tax law generally provides for a maximum federal tax rate for individual taxpayers of 20% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers.

Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividend interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

An additional 3.8% federal tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemption or other taxable sales or dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of a trust or estate) exceeds certain threshold amounts.

The Fund may be subject to taxes in foreign countries in which each invests. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by the Fund. If the Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against U.S. federal income tax (but not both).

In India, a tax of 15% plus surcharges is currently imposed on gains from sales of equities held not more than one year and sold on a recognized stock exchange in India. Gains from sales of equity securities in other cases are taxed at a rate of 30% plus surcharges (for securities held not more than one year) and 10% (for securities held for more than one year). Also in India, the tax rate on gains from sales of listed debt securities is currently 10% plus surcharges if the securities have been held more than one year and 30% plus surcharges if the securities have been held not more than one year. Securities transaction tax applies for specified transactions at specified rates. India imposes a tax on interest on securities at a rate of 20% plus surcharges. This tax is imposed on the investor and payable prior to repatriation of sales proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to 8 years to offset future gains. India imposes a tax on dividends paid by an Indian company at a rate of 15% plus surcharges. This tax is imposed on the company that pays the dividends.

Taxes incurred on the Fund’s short-term realized gains may lower the potential short-term capital gains distribution of the Fund. Any taxes paid in India by the Fund on short-term realized gains will be available to be included in the calculation of the Fund’s foreign tax credit that is passed through to shareholders via Form 1099-DIV, assuming at least 50% of the Fund’s assets consist of non-U.S. investments. Although taxes incurred on short-term gains may lower the potential short-term capital gains distribution of the Fund, they also potentially lower, to a larger extent, the total return of the Fund as proceeds from sales are reduced by the amount of the tax.

The General Anti-Avoidance Rules (“GAAR”) under the Indian Income Tax Act, 1961, as amended, which became effective on April 1, 2017, empower the Indian tax authorities to investigate and declare any arrangement it determines to be an “impermissible avoidance arrangement” and impose penalties and interest. Although the Corporation does not consider the Fund to be engaged in such an avoidance arrangement, there cannot be any assurances as to the determinations that could be made by the tax authorities.

In China, the taxation on dividends and capital gains derived by nonresident enterprises was largely changed when China adopted the unified Enterprise Income Tax law effective as of January 1, 2008. Although the Chinese authorities have issued various tax circulars since then to provide the much-needed clarification, the tax treatment of capital gains derived by nonresident enterprises, such as the Fund, on shares issued by a Chinese resident company remains unclear. To the extent that such taxes are imposed on dispositions of holdings of the Fund, the Fund’s returns would be adversely impacted.

The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. This is known as the qualifying electing fund, or QEF, election. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund’s PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code) with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund’s intention to qualify annually as a regulated investment company may limit the Fund’s elections with respect to PFIC stock. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Fund may incur the PFIC tax in some instances.

Although not required to do so, it is likely that the Fund will choose to make the mark to market election with respect to PFIC stock acquired and held. If this election is made, the Fund may be required to make ordinary dividend distributions to its shareholders based on the Fund’s unrealized gains for which no cash has been generated through disposition or sale of the shares of PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

In computing its net taxable (and distributable) income and/or gains, the Fund may choose to take a dividend paid deduction for a portion of the proceeds paid to redeeming shareholders. This method (sometimes referred to as “equalization”) would permit the Fund to avoid distributing to continuing shareholders taxable dividends representing earnings included in the net asset value of shares redeemed. Using this method will not affect the Fund’s total return. Since there are some unresolved technical tax issues relating to use of equalization by the Fund, there can be no assurance that the IRS will agree with the Fund’s methodology and/or calculations which could possibly result in the imposition of tax, interest or penalties on the Fund.

Under the Code, a nondeductible excise tax of 4% is imposed on the Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for that calendar year and at least 98.2% of the amount of its net capital gains (both long-term and short-term) for the one-year period ending on October 31 of such calendar year (or December 31 if the Fund so elects), plus any undistributed amounts of taxable income for prior years. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. The Fund intends to meet these distribution requirements to avoid the excise tax liability.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made to shareholders of record in such a month are treated as paid and are taxable as of December 31, provided that the dividend is paid during January of the following year. The Fund may make taxable distributions even during periods in which share prices have declined.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that it has provided a correct taxpayer identification number and that it is not subject to federal “backup withholding,” then the shareholder may be subject to a 24% “backup withholding” tax with respect to: (a) taxable dividends and distributions, and, (b) the proceeds of any redemptions of Fund shares. An individual’s taxpayer identification number is his or her social security number. The 24% “backup withholding” tax is not an additional tax and may be credited against a taxpayer’s regular U.S. federal income tax liability if the taxpayer timely files the appropriate documentation with the IRS.

Dividends to shareholders who are non-resident aliens or foreign entities (“foreign shareholders”) will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders should consult their own tax advisors. Note that the preferential rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

The Fund is required to withhold U.S. tax (currently at a 30% rate) on payments of taxable dividends and potentially certain other distributions made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements under the Foreign Account Tax Compliance Act (known as FATCA), which is designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholdings are required.

Foreign shareholders may be subject to U.S. estate tax with respect to their Fund shares.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action. Each shareholder will receive annual information from the Fund regarding the tax status of Fund distributions. Shareholders are urged to consult their attorneys or tax advisors with respect to the applicability of U.S. federal, state, local, estate and gift taxes and non-U.S. taxes to their investment in the Fund. The Fund may distribute taxable income to shareholders during periods in which the share price of the Fund has declined. The Fund does not expect to seek additional private letter rulings from the IRS or any opinions of counsel regarding tax matters. Minimizing taxes is not a primary objective of the Fund in executing their investment strategies.

For information concerning distributions and taxes of the Fidelity Prime Money Market Portfolio, please refer to the Prospectus for the Fidelity Prime Money Market Portfolio, which is an unaffiliated separately managed money market mutual fund.

SHARES AND VOTING RIGHTS

The Fund offers two classes of shares: Class I shares and Class N shares. Class I shares are offered at the current net asset value. Class N shares are also offered at the current net asset value, but will be subject to distribution or service fees imposed under the Distribution Plan. Shares of each class of the Fund represents an equal proportionate share in the assets, liabilities, income and expenses of the Fund and, generally, have identical voting, dividend, liquidation, and other rights, other than the payment of distribution or service fees imposed under the Distribution Plan. All shares issued are fully paid and nonassessable and have no preemptive or conversion rights. Each share has one vote, and fractional shares have fractional votes. As a Maryland corporation, the Corporation is not required to hold an annual shareholder meeting. Shareholder approval will be sought only for certain changes in the operation of the Fund, including for the election of Directors under certain circumstances. Directors may be removed by a majority of all votes entitled to be cast by shareholders at a shareholder meeting. A special meeting of the shareholders will be called to elect or remove Directors if requested by the holders of ten percent of the Corporation’s outstanding shares. All shareholders of the Corporation will vote together as a single class on all matters affecting the Corporation, including the election or removal of Directors. For matters where the interests of one or more TCW Funds or classes are affected, only such affected TCW Fund(s) or class(es) will be entitled to vote on such matter. Voting is not cumulative.

Upon request in writing by ten or more shareholders who have been shareholders of record for at least six months and hold at least the lesser of shares having a net asset value of $25,000 or one percent of all outstanding shares, the Corporation will provide the requesting shareholders either access to the names and addresses of all shareholders of record or information as to the approximate number of shareholders of record and the approximate cost of mailing any proposed communication to them. If the Corporation elects the latter procedure, and the requesting shareholders tender material for mailing together with the reasonable expenses of the mailing, the Corporation will either mail the material as requested or submit the material to the SEC for a determination that the mailing of the material would be inappropriate.

FINANCIAL STATEMENTS

Because the Fund has not commenced operations as of the date of this SAI, there are no financial statements available at this time. Shareholders of the Fund will be informed of the Fund’s progress through periodic reports when those reports become available. Shareholders will receive a copy of the audited and unaudited financial statements at no additional charge when requesting a copy of the SAI.

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Articles of Amendment and Restatement dated February 23, 2016 are incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

	(2)	Articles Supplementary dated June 20, 2017 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 102 as filed with the SEC via EDGAR on August 25, 2017.

	(3)	Articles of Amendment dated August 16, 2017 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 102 as filed with the SEC via EDGAR on August 25, 2017.

	(4)	Articles Supplementary dated February 20, 2020 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 109 as filed with the SEC via EDGAR on February 27, 2020.

(b)	Amended and Restated By-Laws dated December 14, 2015 are incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(c)	Not applicable.

(d)	(1)	Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 79 as filed with the SEC via EDGAR on February 28, 2013.

	(2)	Amendment No. 1 dated February 6, 2013 to Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 79 as filed with the SEC via EDGAR on February 28, 2013.

	(3)	Amendment No. 2 dated June 26, 2013 to Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on June 26, 2013.

	(4)	Amendment No. 3 dated November 24, 2014 to Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 87 as filed with the SEC via EDGAR on November 21, 2014.

	(5)	Amendment No. 4 dated June 23, 2015 to Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 92 as filed with the SEC via EDGAR on June 23, 2015.

	(6)	Amendment No. 5 dated January 26, 2016 to Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 95 as filed with the SEC via EDGAR on January 22, 2016.

	(7)	Amendment No. 6 dated September 26, 2016 to Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 99 as filed with the SEC via EDGAR on February 27, 2017.

	(8)	Amendment No. 7 dated August 25, 2017 to Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 102 as filed with the SEC via EDGAR on August 25, 2017.

	(9)	Amendment No. 8 dated February 28, 2018 to Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 104 as filed with the SEC via EDGAR on February 27, 2018.

	(10)	Amendment No. 9 dated January 1, 2019 to Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 106 as filed with the SEC via EDGAR on February 27, 2019.

	(11)	Amendment No. 10 dated February 28, 2020 to Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 109 as filed with the SEC via EDGAR on February 27, 2020.

	(12)	Amendment No. 11 effective as of July 15, 2024 to Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement under the Investment Company Act of 1940 as filed with the SEC via EDGAR on July 10, 2024.

	(13)	Amendment No. 12 effective as of February 10, 2025 to Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 – filed herewith.

	(14)	Subadvisory Agreement dated February 11, 2025 between TCW Investment Management Company LLC and White Oak Capital Partners Pte. Ltd, on behalf of the TCW White Oak Emerging Markets Equity Fund – filed herewith.

(e)	(1)	Amended and Restated Distribution Agreement between the Registrant and TCW Funds Distributor is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

	(2)	Form of Dealer Agreement between the Registrant and TCW Funds Distributor is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(f)	Not applicable.

(g)	(1)	Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(a)	Amendment dated July 1, 2010 to the Custodian Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(b)	Amendment dated June 28, 2013 to the Custodian Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(c)	Amendment dated July 1, 2015 to the Custodian Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(d)	Notice dated May 3, 2016 to the Custodian Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 99 as filed with the SEC via EDGAR on February 27, 2017.

(e)	Amendment dated July 1, 2018 to the Custodian Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 109 as filed with the SEC via EDGAR on February 27, 2020.

(f)	Amendment dated July 1, 2020 to the Custodian Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 111 as filed with the SEC via EDGAR on February 26, 2021.

(g)	Amendment dated November 21, 2022, effective as of October 1, 2022, to the Custodian Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 113 as filed with the SEC on February 28, 2023.

		(h)	Amendment effective as of July 15, 2024 to the Custodian Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement under the Investment Company Act of 1940 as filed with the SEC via EDGAR on July 10, 2024.

		(i)	Amendment effective as of January 15, 2025 to the Custodian Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company – filed herewith.

	(2)		Delegation Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 109 as filed with the SEC via EDGAR on February 27, 2020.

	(3)		Custody Agreement dated October 10, 2016 between the Registrant and Bank of New York Mellon (with respect to the TCW New America Premier Equity Fund only) is incorporated by reference to Post-Effective Amendment No. 99 as filed with the SEC via EDGAR on February 27, 2017.

(h)	(1)	Amended and Restated Transfer Agent Servicing Agreement dated February 15, 2022 between the Registrant and U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services is incorporated by reference to Post- Effective Amendment No. 112 as filed with the SEC via EDGAR on February 28, 2022.

	(2)	Transfer Agency and Service Agreement effective as of July 15, 2024 between the Registrant, on behalf of the TCW Central Cash Fund, and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement under the Investment Company Act of 1940 as filed with the SEC via EDGAR on July 10, 2024.

	(3)	Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

		(a)	Amendment dated September 25, 2012 to the Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

		(b)	Amendment dated June 28, 2013 to the Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

		(c)	Amendment dated July 1, 2015 to the Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

		(d)	Amendment dated December 28, 2017 to the Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 104 as filed with the SEC via EDGAR on February 27, 2018.

		(e)	Amendment dated July 1, 2018 to the Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 106 as filed with the SEC via EDGAR on February 27, 2019.

		(f)	Amendment dated July 1, 2020 to the Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 111 as filed with the SEC via EDGAR on February 26, 2021.

		(g)	Amendment dated November 21, 2022, effective as of October 1, 2022, to the Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 113 as filed with the SEC via EDGAR on February 28, 2023.

(h) Amendment effective as of July 15, 2024 to the Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Amendment No. 119 to the Registrant’s Registration Statement under the Investment Company Act of 1940 as filed with the SEC via EDGAR on July 10, 2024.

(i) Amendment effective as of January 15, 2025 to the Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company – filed herewith.

	(4)	Securities Lending Agency Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(a) Amendment No. 1 dated December 1, 2001 to the Securities Lending Agency Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(b) Amendment No. 2 dated July 1, 2007 to the Securities Lending Agency Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

	(5)	Form of Indemnification Agreement between the Registrant and the Registrant’s Directors is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on June 26, 2013.

	(6)	Expense Limitation Agreement dated February 29, 2024 for TCW Artificial Intelligence Equity Fund, TCW Global Real Estate Fund, TCW Relative Value Dividend Appreciation Fund, TCW Relative Value Large Cap Fund, TCW Relative Value Mid Cap Fund, TCW Select Equities Fund, TCW Core Fixed Income Fund, TCW Enhanced Commodity Strategy Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, TCW Total Return Bond Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, and TCW Conservative Allocation Fund is incorporated by reference to Post- Effective Amendment No. 114 as filed with the SEC via EDGAR on February 28, 2024.

	(7)	Expense Limitation Agreement dated February 18, 2025 for TCW White Oak Emerging Markets Equity Fund – filed herewith.

	(8)	Fund of Funds Investment Agreement dated December 21, 2021 between the Registrant and Fidelity Rutland Square Trust II is incorporated by reference to Post-Effective Amendment No. 112 as filed with the SEC via EDGAR on February 28, 2022.

	(9)	Fund of Funds Investment Agreement dated September 13, 2022 between the Registrant on behalf of itself and the TCW Emerging Markets Income Fund and BNY Mellon Investment Funds II, Inc. on behalf of itself and the BNY Mellon Yield Enhancement Strategy Fund is incorporated by reference to Post-Effective Amendment No. 113 as filed with the SEC on February 28, 2023.

(i)	(1)	Consent of counsel from Paul Hastings LLP – filed herewith.

	(2)	Legal opinion and consent of counsel from Venable LLP – filed herewith.

(j)	Not applicable.

(k)	Not applicable.

(l)	Not applicable.

(m)	Registrant’s Class A Shares (k/n/a Class N Shares) Distribution Plan is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(n)	(1)	Plan Pursuant to Rule 18f-3 dated February 28, 2020 is incorporated by reference to Post-Effective Amendment No. 109 as filed with the SEC via EDGAR on February 27, 2020.

	(2)	Amended Exhibit A to Plan Pursuant to Rule 18f-3 effective as of February 18, 2025 – filed herewith.

(o)	Not applicable.

(p)	Code of Ethics dated September 26, 2023 is incorporated by reference to Post-Effective Amendment No. 114 as filed with the SEC via EDGAR on February 28, 2024.

(q)	Code of Ethics of White Oak Capital Partners Pte. Ltd. – filed herewith.

(r)	(1)	Power of Attorney for Patrick C. Haden – filed herewith.

	(2)	Power of Attorney for Martin Luther King III is incorporated by reference to Post-Effective Amendment No. 114 as filed with the SEC via EDGAR on February 28, 2024.

	(3)	Power of Attorney for Peter McMillan – filed herewith.

	(4)	Power of Attorney for Patrick Moore is incorporated by reference to Post-Effective Amendment No. 114 as filed with the SEC via EDGAR on February 28, 2024.

	(5)	Power of Attorney for Victoria B. Rogers – filed herewith.

	(6)	Power of Attorney for Robert G. Rooney is incorporated by reference to Post-Effective Amendment No. 114 as filed with the SEC via EDGAR on February 28, 2024.

	(7)	Power of Attorney for Michael Swell is incorporated by reference to Post-Effective Amendment No. 114 as filed with the SEC via EDGAR on February 28, 2024.

	(8)	Power of Attorney for Andrew Tarica – filed herewith.

Item 29.	Persons Controlled by or Under Common Control with the Fund

TCW Investment Management Company LLC (the “Advisor”) is a 100% owned subsidiary of The TCW Group, Inc., a Nevada corporation (“TCW”). The Carlyle Group, LP, a global alternative asset manager organized under the laws of Delaware, may be deemed to be a control person of the Advisor by reason of its control of certain investment funds that indirectly control approximately 34% of the voting interests in TCW. In addition, TCW management and employees as a group may be deemed to be a control person of the Advisor by reason of their collective indirect control of approximately 39% of the voting interests in TCW. Nippon Life Insurance Company, a mutual insurance company organized under the laws of Japan, indirectly holds a non-controlling minority interest in TCW. Other investment adviser and broker-dealer entities under common control with the Advisor as subsidiaries of The TCW Group, Inc. include: TCW Funds Distributors (a California entity and a registered-broker-dealer), TCW Asset Management Company LLC (a Delaware limited liability company and a registered investment adviser), and Metropolitan West Asset Management LLC (a California limited liability company and a registered investment adviser). Carlyle also controls various other pooled investment vehicles and, indirectly, many of the portfolio companies owned by those funds. In addition to the Registrant, the Advisor, or an affiliate of the Advisor, also serves as the investment adviser to the following funds, each of which is under common control with the Registrant: TCW Strategic Income Fund, Inc., a closed-end investment management company incorporated in Maryland; TCW Metropolitan West Funds, a Delaware statutory trust; TCW ETF Trust, a Delaware statutory trust; TCW Direct Lending LLC, a Delaware corporation; and TCW Funds, a Luxembourg société d’investissement à capital variable; as well as various other privately-offered pooled investment vehicles.

Item 30.	Indemnification

Under Article Eighth, Section (9) of the Registrant’s Articles of Incorporation, directors and officers of the Registrant will be indemnified, and will be advanced expenses, to the fullest extent permitted by Maryland law, but not in violation of Section 17(i) of the Investment Company Act of 1940, as amended (the “1940 Act”). Such indemnification rights are also limited by Article 9.01 of the Registrant’s Bylaws. The Registrant has also entered into Indemnification Agreements with each of its directors which provide that the Registrant shall advance expenses and indemnify and hold harmless each director in certain circumstances against any expenses incurred by a director in any proceeding arising out of or in connection with the director’s service to the Registrant, to the maximum extent permitted by the Registrant’s Articles of Incorporation, Bylaws, the Maryland General Corporation Law, the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in a successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

In addition to the Registrant, the Advisor serves as investment adviser or sub-adviser to a number of open-end and closed-end management investment companies that are registered under the 1940 Act, foreign investment companies, and private funds. The information required by this Item 31 as to any other business, profession, vocation or employment of a substantial nature engaged in by the Advisor and each officer, director or partner of the Advisor during the last two fiscal years is incorporated by reference to Schedules A and D of Form ADV (SEC File No. 801-29075) filed by the Advisor pursuant to the Investment Advisers Act of 1940, as amended.

Item 32.	Principal Underwriters

(a)	TCW Funds Distributors LLC also serves as principal underwriter for the following investment company registered under the 1940 Act:

TCW Metropolitan West Funds

(b)

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant
Gayle Espinosa	Financial Reporting Director, Financial and Operational Principal, and Principal Financial Officer	None

Joseph T. Magpayo	Chairman of the Board, President, and Chief Executive Officer	None

Felicia P. Werts	Chief Compliance Officer and Secretary	None

*	The principal business address is 515 South Flower Street, Los Angeles, CA 90071.

(c)	None.

Item 33.	Location of Accounts and Records

Unless otherwise stated below, the books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are in the physical possession of:

TCW Funds, Inc.

515 South Flower Street

Los Angeles, CA 90071

Rule	Location of Required Records
31a-l(b)(2)(c)	N/A

31a-l(b)(2)(d)	State Street Bank & Trust Company One Congress Street Boston, MA 02114

31a-l(b)(4)-(6)	TCW Investment Management Company LLC 515 South Flower Street Los Angeles, CA 90071

Rule	Location of Required Records
31a-1(b)(9)-(11)	TCW Investment Management Company LLC 515 South Flower Street Los Angeles, CA 90071

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 118 to the Registrant’s registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles and State of California on the 14th day of February, 2025.

TCW FUNDS, INC.

By: /s/ Peter Davidson
Peter Davidson
Vice President and Secretary

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 118 to the Registrant’s registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

* /s/ Patrick C. Haden
Patrick C. Haden	Chairman and Director	February 14, 2025

* /s/ Martin Luther King III
Martin Luther King III	Director	February 14, 2025

/s/ Megan McClellan
Megan McClellan	Director, President and Principal Executive Officer	February 14, 2025

* /s/ Peter McMillan
Peter McMillan	Director	February 14, 2025

* /s/ Patrick Moore
Patrick Moore	Director	February 14, 2025

* /s/ Victoria B. Rogers
Victoria B. Rogers	Director	February 14, 2025

* /s/ Robert G. Rooney
Robert G. Rooney	Director	February 14, 2025

* /s/ Michael Swell
Michael Swell	Director	February 14, 2025

* /s/ Andrew Tarica
Andrew Tarica	Director	February 14, 2025

/s/ Richard M. Villa
Richard M. Villa	Treasurer, Principal Financial Officer and Principal Accounting Officer	February 14, 2025

*By:	/s/ Peter Davidson

Peter Davidson
* Pursuant to Powers of Attorney

EXHIBIT INDEX

(d)(13)	Amendment to Investment Advisory Agreement

(d)(14)	Subadvisory Agreement

(g)(1)(i)	Amendment to Custodian Agreement

(h)(3)(i)	Amendment to Administration Agreement

(h)(7)	Expense Limitation Agreement

(i)(1)	Consent of Counsel from Paul Hastings LLP

(i)(2)	Legal Opinion and Consent of Counsel from Venable LLP

(n)(2)	Amended Exhibit A to Plan Pursuant to Rule 18f-3

(q)	Code of Ethics of White Oak Capital Partners Pte. Ltd

(r)(1)	Power of Attorney for Patrick C. Haden

(r)(3)	Power of Attorney for Peter McMillan

(r)(5)	Power of Attorney for Victoria B. Rogers

(r)(8)	Power of Attorney for Andrew Tarica